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                                                               EXECUTION VERSION

                                                                   EXHIBIT 10.10

                          SALE AND SERVICING AGREEMENT

                          Dated as of January 23, 2003

                                      among

                             OAK LEAF HOLDINGS, LLC,
                                  as Depositor

                             OMI NOTE TRUST 2003-A,
                                    as Issuer

                               GINKGO CORPORATION,
                                  as Transferor

                      OAKWOOD ACCEPTANCE CORPORATION, LLC,
                            as Seller and Subservicer

                       OAKWOOD SERVICING HOLDINGS CO., LLC
                                   as Servicer

                                       and

                              JPMORGAN CHASE BANK,
               as Backup Servicer, Indenture Trustee and Custodian

                              OMI NOTE TRUST 2003-A
                        ASSET BACKED NOTES, SERIES 2003-A

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         SALE AND SERVICING AGREEMENT dated as of January 23, 2003 by and among
OMI NOTE TRUST 2003-A, a Delaware statutory trust (the "Issuer"), OAK LEAF HOLDINGS, LLC, a Delaware limited liability company (the "Depositor"), GINKGO CORPORATION, a Delaware corporation, in its capacity as Transferor (the "Transferor"), OAKWOOD ACCEPTANCE CORPORATION, LLC, a Delaware limited liability company, in its capacities as the Seller and the Subservicer (respectively, together with its permitted successors and assigns in such capacities, the "Seller" or the "Subservicer"), OAKWOOD SERVICING HOLDINGS CO., LLC, a Nevada limited liability company, in its capacity as the Servicer (together with its permitted successors and assigns in such capacity, the "Servicer"), and JPMORGAN CHASE BANK, a New York banking corporation, in its capacity as backup servicer (together with its successors and assigns in such capacity, the "Backup Servicer"), in its capacity as the indenture trustee on behalf of the Owners of the Notes (together with its successors and assigns in such capacity, the "Indenture Trustee") and in its capacity as Custodian under the Custodial Agreement (together with its successors and assigns in such capacity, the "Custodian").

         WHEREAS, the Seller is engaged in the business of originating, purchasing and servicing contracts and mortgage loans secured by manufactured homes and related real estate;

         WHEREAS, the Seller desires to sell to the Transferor and the Transferor desires to purchase from the Seller, the Transferor desires to sell to the Depositor and the Depositor desires to purchase from the Transferor, and the Depositor desires to sell to the Issuer and the Issuer desires to purchase from the Depositor certain contracts and mortgage loans and certain monies received with respect thereto after the applicable Cut-Off Date or Additional Cut-Off Date;

         WHEREAS, the Servicer has agreed to service the Receivables, in accordance with the terms of this Agreement; and

         WHEREAS, the Subservicer has agreed to fulfill the obligations of the Servicer under this Agreement pursuant to the Subservicing Agreement; and

         WHEREAS, JPMorgan Chase Bank is willing to serve as Backup Servicer hereunder, Custodian under the Custodial Agreement and Indenture Trustee under the Indenture.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Issuer, the Depositor, the Transferor, the Seller, the Servicer, the Subservicer, the Backup Servicer, the Custodian, and the Indenture Trustee hereby agree as follows:

                                   ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

         Section 1.1 Definitions. For all purposes of this Agreement, the following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

         "Account": Any account established in accordance with Section 3.1 hereof.

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         "Accrual Period": With respect to any Payment Date, the period commencing on the immediately preceding Payment Date (or the Closing Date in the case of the first Payment Date) to and including the day prior to such Payment Date.

         "Additional Cut-Off Date": With respect to any Addition Date, such Addition Date, such date not to be later than one Business Day prior to the Final Addition Date.

         "Addition Date": Any date on which Additional Receivables are conveyed to the Issuer pursuant to Section 2.5, such date not to be later than the Final Addition Date.

         "Additional Receivable": Each Receivable which pursuant to Section 2.5 is included as an Additional Receivable.

         "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Aggregate Outstanding Loan Balance": With respect to any group of Receivables as of any date, the sum of the outstanding Loan Balances of all such Receivables as of such date.

         "Agreement": This Sale and Servicing Agreement, as it may be amended from time to time, including the Exhibits and Schedules hereto.

         "Amended and Restated Schedule of Receivables": As defined in Section 2.5.

         "Appraised Value": The appraised value of any Mortgaged Property based upon the appraisal made at the time of the origination of the related Receivable.

         "Assignment Event": OHC's long term unsecured senior debt rating is below "Baa3" by Moody's or "BBB-" by Standard & Poor's or is withdrawn by Moody's or Standard & Poor's.

         "Assignment of Mortgage": With respect to any Mortgage Loan, an assignment, notice of transfer or equivalent instrument, in blank, with recording information left blank and otherwise in recordable form, sufficient, at the time such instrument is created, under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the transfer of the related Mortgage to the Indenture Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Receivables secured by Mortgaged Properties located in the same jurisdiction.

         "Authorized Officer": With respect to any Person, any officer of such Person who is authorized to act for such Person in matters relating to this Agreement, and whose action is binding upon, such Person; with respect to the Depositor or the Servicer, initially including those individuals whose names appear on the lists of Authorized Officers delivered on the Closing Date; with respect to the Indenture Trustee or Custodian, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President,

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Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

         "Available Funds": As to any Payment Date, the sum of all amounts described in clauses (i) through (viii) inclusive, of Section 4.2(b) received by the Servicer (including any amounts paid by the Servicer and the Seller and excluding any amounts not required to be deposited in the Note Account pursuant to Section 4.2(b) or withdrawn by the Indenture Trustee or the Servicer pursuant to Sections 4.3 (b), (c), (d), (e) or (f) in respect of the Receivables) during the related Collection Period or, in the case of Delinquency Advances or payments of Loan Purchase Prices, on or prior to the close of business on the Business Day preceding such Payment Date, and deposited into the Note Account. No amount included in this definition by virtue of being described by any component of the definition thereof shall be included twice by virtue of also being described by any other component or otherwise.

         "Backup Servicer": JPMorgan Chase Bank, a New York banking corporation, and any successor hereunder.

         "Backup Servicing Fee": With respect to any Payment Date, the greater of (i) the product of (x) one-twelfth of 0.0275% and (y) the Aggregate Outstanding Loan Balance of all Receivables held by the Issuer as of the first day of the preceding Collection Period, and (ii) $2,750 for each Payment Date; provided, however, that if the Backup Servicer becomes the successor servicer, such fee shall no longer be paid.

         "Bankruptcy Court": The bankruptcy court having jurisdiction over the bankruptcy cases of OHC and OAC.

         "BIF": The Bank Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or, if at any time after the execution of this Agreement the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

         "Borrowing Base": On any day, the sum of (i) the product of (x) the Borrowing Base Percentage and (y) the Aggregate Outstanding Loan Balance of Eligible Receivables as of the close of business on the preceding Business Day minus the Excluded Receivables Balance as of the close of business on the preceding Business Day plus (ii) the amount, if any, on deposit in the Note Account as of the close of business on preceding Business Day.

         "Borrowing Base Percentage": On any day, the lower of (i) the Weighted Average Percentage and (ii) (x) 100% minus (y) the higher of the percentage credit enhancements required by Standard & Poor's and Moody's to achieve ratings of AA and Aa2, respectively, from such Rating Agencies with respect to a securitization by the Seller or its Affiliates of Eligible Receivables similar to those included in the Trust Estate. Such percentage credit enhancement shall be evidenced by the credit enhancement required with respect to the most recent such securitization or pursuant to special request of the Agent or the Servicer to such Rating Agencies. As used herein, "Weighted Average Percentage" means, on any day 78% times a fraction the numerator of which is the Aggregate Outstanding Loan Balance of Eligible

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Receivables transferred to the Issuer and the denominator of which is the
Aggregate Outstanding Loan Balance of Eligible Receivables.

         "Borrowing Base Deficiency": On any date, the excess, if any, of the sum of the Class A Note Principal Balance as of such date plus the amount of interest accrued on the Notes as of such date over the Borrowing Base as of such date.

         "Business Day": Any day other than (i) a Saturday or a Sunday or (ii) a day on which commercial banking institutions in the states of Delaware, New York, North Carolina or the state in which the Corporate Trust Office is located are authorized or obligated by law or executive to be closed.

         "Civil Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         "Class A Carry-Forward Amount": As to any Payment Date, the sum of (i) the amount, if any, by which (x) the Class A Current Interest for the immediately preceding Payment Date exceeded (y) the amount of the actual distribution made to the Owners of the Class A Notes on such immediately preceding Payment Date pursuant to Section 3.2(iii) hereof plus (ii) 30 days' interest on such excess at the Base Rate (as defined and calculated in the Note Purchase Agreement) plus 1.0% per annum to the extent permitted by law.

         "Class A Current Interest": With respect to any Payment Date, the Class A Note Monthly Interest with respect to the related Accrual Period plus any Fees then due and payable to the holders of the Class A Notes on such date plus the related Class A Carry-Forward Amount.

         "Class A Note Agent": Credit Suisse First Boston, New York Branch, in its capacity as agent for the purchasers parties to the Note Purchase Agreement and its successors and assigns in such capacity.

         "Class A Note Monthly Interest": The "Note Monthly Interest" as defined in the Note Purchase Agreement.

         "Class A Note Principal Balance": As of any time of determination, the Original Class A Note Principal Balance plus the aggregate principal amount of all additional Borrowings pursuant to Section 10.1 of the Indenture less the aggregate of all amounts actually distributed to the holders of the Class A Notes on account of principal pursuant to Section 3.2 or 3.8 prior to such date.

         "Closing Date": January 23, 2003.

         "Code": The Internal Revenue Code of 1986, as amended.

         "Collection Period": With respect to each Payment Date, the preceding calendar month, provided that the Collection Period with respect to the initial Payment Date shall commence on January 22, 2003 and end on January 31, 2003.

         "Collections": with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including, without limitation, all Finance Charges, rebates of

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insurance premiums and property taxes, insurance proceeds (except to the extent applied in accordance with the Seller's normal procedures to repair the property securing such Receivable), if any, and any cash proceeds of Related Security with respect to such Receivable, excluding, however, funds received with respect to such Receivable which by the terms of such Receivable or by applicable law are required to be escrowed by the Seller for the payment of real estate or other similar taxes or for the payment of insurance premiums on insurance contracts insuring property securing such Receivable.

         "Contract": Each retail installment sales contract and security agreement or installment loan agreement and security agreement that has been executed by an Obligor and pursuant to which such Obligor (i) purchased the Manufactured Home described therein, (ii) agreed to pay the deferred purchase price or amount borrowed, together with Finance Charges, as therein provided in connection with such purchase or loan, (iii) granted a security interest in such Manufactured Home to the originator of such contract and (iv) undertook to perform certain other obligations as specified in such contract or loan agreement.

         "Contract Documents": With respect to each Contract:

                  (a)      the original Contract;

                  (b) either (1) the original title document for the related Manufactured Home, a duplicate certified by the appropriate governmental authority that issued the original thereof or, if such original is not yet available, a copy of the application filed with the appropriate governmental authority pursuant to which the original title document will issue (which copy may be on microfilm or optical disk or other media maintained by the Servicer in its records separate from the other related Contract Documents), or (2) if the laws of the jurisdiction in which the related Manufactured Home is located do not provide for the issuance of title documents for manufactured housing units, other evidence of ownership of the related Manufactured Home that is customarily relied upon in such jurisdiction as evidence of title to a manufactured housing unit;

                  (c) evidence of one or more of the following types of perfection of the security interest in the related Manufactured Home granted by such Contract (or, if such evidence is not yet available, a copy of the application or other filing used to obtain such security interest (which copy may be on microfilm or optical disk or other media maintained by the Servicer in its records separate from the other related Contract Documents)), as appropriate in the applicable jurisdiction: (1) notation of such security interest on the title document, (2) a financing statement meeting the requirements of the UCC, with evidence of recording indicated thereon, (3) a fixture filing in accordance with the UCC, with evidence of filing indicated thereon, or (4) such other evidence of perfection of a security interest in a manufactured housing unit as is customarily relied upon in the jurisdiction in which the related Manufactured Home is located;

                  (d) an original assignment of the Contract from the initial named payee thereunder to the Seller (unless the Seller is the initial named payee for such Contract);

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                  (e)      originals of any assumption agreements relating to
such Contract, together with originals of any surety or guaranty agreement relating to such Contract or to any such assumption agreement, payable to the order of the Indenture Trustee, or, if not so payable, endorsed to the order of, or assigned to, the Indenture Trustee by the holder/payee thereunder without recourse;

                  (f) originals of any extension, modification or waiver agreement(s) relating to such Contract; and

                  (g) proof of maintenance of a Standard Hazard Insurance Policy for the related Manufactured Home.

         "Contract File": With respect to any Contract, (i) on the Closing Date or related Addition Date, as the case may be, until the 120th day thereafter, a file containing the items set forth in clause (a) of the definition of Contract Documents and (ii) from and after the 120th day after the Closing Date or such Addition Date, as the case may be, a file containing all of the related Contract Documents.

         "Contract Loan-to-Value Ratio": (i) As to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid Finance Charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid Finance Charges or closing costs that are financed.

         "Contract Rate": With respect to a Contract, as of any date of determination, the annual interest rate required to be paid by an Obligor under the terms of such Contract.

         "Corporate Trust Office": The meaning specified in the Indenture.

         "Credit and Collection Policy": the Seller's credit and collection policy or policies and practices relating to manufactured housing and mobile home installment sales contracts, existing on the date hereof and referred to in
Schedule II attached hereto, as amended, supplemented or otherwise modified and in effect from time to time in compliance with the terms of the Note Purchase Agreement.

         "Custodial Agreement": that certain Custodial Agreement dated as of January 23, 2003 by and among the Indenture Trustee, the Class A Note Agent, the other Persons from time to time parties thereto, the Issuer, the Custodian and Oakwood Acceptance Corporation, as the same may be amended, supplemented or otherwise modified from time to time.

         "Custodian": As defined in recitals.

         "Cut-Off Date": January 22, 2003.

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         "Cut-off Date Principal Balance": As to any Receivable, the original principal amount of such Receivable (minus any amount added to the principal balance related to any forceplaced insurance), minus all payments applied to reduce such original principal amount on or before the Cut-off Date or Additional Cut-Off Date, as the case may be.

         "Defaulted Contract": A Contract (i) as to which any related Monthly Payment has been Delinquent and remains Delinquent at the close of business on the third Due Date after the Due Date therefor, (ii) as to which the Servicer is notified that the related Obligor is in bankruptcy proceedings (except those Contracts as to which the Obligors are current at any time of determination on all payments during the related bankruptcy proceedings), or (iii) where the related Manufactured Home has been repossessed.

         "Defaulted Mortgage Loan": A Mortgage Loan (i) as to which any related Monthly Payment has been Delinquent and remains Delinquent at the close of business on the third Due Date after the Due Date therefor, (ii) as to which the Servicer is notified that the related Obligor is in bankrupt proceedings (except those Mortgage Loans as to which the Obligors are current at any time of determination on all payments during the related bankruptcy proceedings), or
(iii) where the related Mortgaged Property has been or is in the process of being foreclosed.

         "Defaulted Receivable": A Defaulted Contract or a Defaulted Mortgage Loan.

         "Defective Receivable": Any Receivable subject to repurchase by the Seller pursuant to Section 2.1 or 2.2.

         "Delinquency Advance": As defined in Section 4.20 hereof.

         "Delinquent": A Receivable is "Delinquent" if any payment due thereon is not made by the Obligor by the close of business on the related Due Date. A Receivable is "30 days Delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

         "Depositor": Oak Leaf Holdings, LLC, a Delaware limited liability company, or any permitted successor or assign.

         "Determination Date": With respect to any Payment Date, the last day of the preceding calendar month.

         "Documented Receivables": As of any date of determination, Receivables with respect to which the Seller has delivered the Required Documentation to the Custodian.

         "Due Date": With respect to any Receivable, the day of the month on which the Monthly Payment is due from the Obligor exclusive of any days of grace.

         "Eligible Account": Either (i) an account maintained with a federal or state-chartered depository institution or trust company that complies with the definition of "eligible institution,"

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as described below; or (ii) a segregated trust account maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulation
Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity. As used herein, "eligible institution" means an institution whose commercial paper, short-term debt obligations, or other short-term deposits are rated at least 'A-1' by Standard & Poor's and "P-1" by Moody's or as otherwise acceptable to the Rating Agencies.

         "Eligible Investments": One or more of the following:

                  (a) Federal funds, certificates of deposit, time deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated at least A-1 by Standard & Poor's and P-1 by Moody's (a "Qualified Bank");

                  (b) Deposits of any bank or savings and loan association (the long-term deposit rating of which is Baa2 or better by Moody's and BBB or better by Standard & Poor's) which has combined capital, surplus and undivided profits of at least $50,000,000 which deposits are insured to the maximum extent by the FDIC and made in aggregate amounts less than the limits insured by the FDIC;

                  (c) Commercial paper (having original maturities of not more than 270 days) rated in the highest short-term rating categories of Standard & Poor's, i.e., A-1+, and Moody's;

                  (d) Investments in no-load money market funds registered under the Investment Company Act of 1940 whose shares are registered under the Securities Act and rated AAAm or AAAm-G by Standard & Poor's and Aaa by Moody's;

                  (e) direct obligations of, and obligations fully guaranteed by, the United States of America;

                  (f) repurchase agreements fully collateralized by possession of obligations of the type specified in clause (e) above; provided, however, that investments in such repurchase agreements shall mature within three days of the acquisition thereof and; provided further, that such agreements shall be entered into with a Qualified Bank (as defined in clause (a) above); and

                  (g) money market accounts or money market mutual funds investing primarily in obligations of the United States government, and further investing exclusively in debt obligations, provided, however, that such money market accounts or money market mutual funds shall be rated at least AAAm or AAAm-G by Standard & Poor's and P-1 by Moody's;

provided that no instrument described above shall evidence either the right to receive (i) only interest with respect to the obligations underlying such instrument or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that all instruments described hereunder shall mature at par on or prior to the next succeeding Payment Date unless otherwise provided in this Agreement and that no instrument described


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hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

         "Eligible Receivable": At any time, any Receivable which satisfies the following conditions:

                           (i) it shall have been (A) originated by an Affiliate of the Seller or originated by an independent third party and reunderwritten and purchased by the Seller in the ordinary course of its business, and in either case shall have been validly assigned by such Affiliate or by such independent third party to the Seller; or (B) originated by the Seller; and in any event it shall be the legal, valid, binding and enforceable obligation of the Obligor thereunder to the Seller;

                           (ii) the principal and interest due thereunder shall at all times be secured by the manufactured housing financed under the terms of the Contract or Mortgage Note and related Mortgage related to such Receivable and in the case of a Receivable secured by a mortgage or deed of trust, is secured by the real property on which such housing is or will be located, in each case pursuant to a valid and binding first priority lien and security interest therein enforceable by the Seller;

                           (iii) in the good faith determination of Seller
         (A)(1) such Receivable shall be eligible as collateral to secure notes or pass-through certificates issued by, or loans made to, the Seller, or a special purpose entity created by the Seller or a Subsidiary of the Seller, to or by nationally recognized insurance companies, pension plans and other institutional purchasers or lenders and public markets and (2) one or more such institutional purchasers, public markets or lenders shall be likely to purchase such notes or make such loans, or
         (B) such Receivable shall satisfy all requirements for FHA or VA insurance;

                           (iv) the creditworthiness of the Obligor thereunder shall have been reviewed, and the Receivable shall have been underwritten, by the Seller or an Affiliate of the Seller in accordance with the Credit and Collection Policy; provided, however, that the requirement of this subsection (iv) shall not apply to a Receivable which had previously been sold or permanently financed in a securitized transaction and has been repurchased by the Seller or an Affiliate of the Seller pursuant to a "clean-up call" under such transaction;

                           (v) the date such Receivable was first recorded in the Servicer's Alltel system is not more than nine (9) months prior to such time, unless such Receivable had previously been sold or permanently financed in a securitized transaction and has been repurchased by the Seller or an Affiliate of the Seller pursuant to "a clean-up call" under such transaction;

                           (vi) which, together with the Contract or Mortgage Note and related Mortgage related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity

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         Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices
         Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, Regulation B and Z of the Federal Reserve Board, various state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal opportunity and disclosure laws) and with respect to which no part of the Contract or Mortgage Note and related Mortgage related thereto is in violation of any such law, rule or regulation in any material respect;

                           (vii) which is evidenced by one original note or executed purchase contract, which is in existence and (a) in the case of a Contract, secured by a valid perfected first lien on the property securing such Receivable, or (b) in the case of a Mortgage Loan, is secured by a valid first lien on the property securing such Receivable;

                           (viii) other than Receivables originated or as to which an application for financing was submitted on or prior to the Closing Date and Mortgage Loans for which the related credit score, computed using the Seller's proprietary Fair, Isaac credit scorecards, was equal to or greater than 230, the Obligor with respect to such Receivable shall have either (A) paid to the Seller, an Affiliate of the Seller or the third party originator of such Receivable in immediately available funds a minimum down payment of $499 with respect to single section homes and $999 with respect to multi-section homes, or (B) granted to the Seller, an Affiliate of the Seller or the third party originator of such Receivable, pursuant to acceptable documentation, a first priority lien on and security interest in real property owned by such purchaser in fee simple, without any consensual liens or encumbrances thereon, which has been independently appraised by an appraiser acceptable to the Class A Note Agent in its reasonable discretion as having a fair market value of not less than five percent (5%) of the purchase price of such manufactured housing which will be located on such real property; provided, however, that the requirements of this subsection (viii) shall not apply to a Receivable of the type described in the proviso to subsection (iv) of this definition;

                           (ix) it shall require payments not less frequently than monthly of principal and interest amortized over a term of not more than thirty (30) years from the first payment date thereon sufficient to fully amortize the principal balance of such Receivable on its maturity date;

                           (x) no payment required thereunder shall be (A) on the Closing Date or the Addition Date on which such Receivable is transferred pursuant hereto, 30 days or more Delinquent or (B) at any time thereafter, more than 60 days Delinquent, notwithstanding any grace period or waiver therefor extended by the Seller, an Affiliate of the Seller or a third party originator of such Receivable or any amendment or modification thereof by the Seller, an Affiliate of the Seller or a third party originator of such Receivable to extend the payment date;

                           (xi) it shall not be subject to any security interest or lien other than the security interest granted to the Indenture Trustee;

                           (xii) which is denominated and payable only in United States dollars in the United States and the related property which secures such Receivable is located in the United States;

                           (xiii) which will at all times be the legal, valid, and binding payment obligation of the related Obligor enforceable against such Obligor in accordance with its terms and which Receivable is not the subject of any litigation other than bankruptcy litigation if, as of the close of business on such day, such Obligor has made all payments due on such Receivable or subject to any bankruptcy plan or workout or forbearance agreement other than any such plan or agreement if, as of the close of business on such day, such Obligor has made all payments due on such Receivable;

                           (xiv) as to which the Seller has satisfied all obligations to be fulfilled at the time it is transferred to the Transferor, and by the Transferor to the Depositor, and by the Depositor to the Issuer;

                           (xv) which has been originated and serviced in accordance with the Credit and Collection Policy and the Servicing Standard and, with respect to Receivables secured by a new Manufactured Home and first recorded in the Servicer's Alltel system after March 31, 2001, either (A) is subject to FHA Insurance, (B) at the time of origination, did not have a Loan-to-Value Ratio of more than 70% or (C) has a FICO credit score of at least 560;

                           (xvi) the Obligor of which has been directed to make all payments to a specified account, post office box or lockbox maintained with a Person which is not an Affiliate of the Seller;

                           (xvii) which has not been released from the lien granted under the Indenture;

                           (xviii) for which the Seller has completed Required Documentation upon the related closing, and has certified that it has sent the Required Documentation with respect to such Receivable to the Custodian by common carrier on or prior to the date of determination of eligibility;

                           (xix) which is not related to a Repo Property or an REO Property (other than Receivables related to the resale of such property to new Obligors);

                           (xx) which, at the time of origination, did not have a Loan-to-Value Ratio of more than 100%;

                           (xxi) as to which the representations and warranties set forth in Section 2.2 are true and correct;

                           (xxii) which has been recorded in the Servicer's Alltel system;

                           (xxiii) that has the following legend set forth in bold-faced letters (the "Legend") on a separate sheet that is stapled or similarly attached (but in no event attached by paper clip or other less permanent means) to the front page of such Contract or Mortgage Note:

                      "This Contract/Mortgage Note has been sold by Oakwood Acceptance Corporation, LLC to Ginkgo Corporation, by Gingko Corporation to Oak Leaf Holdings, LLC and by Oak Leaf Holdings LLC to OMI Note Trust 2003-A and is subject to a security interest granted in favor of, and has been collaterally assigned to, JPMorgan Chase Bank, as Indenture Trustee, by OMI Note Trust 2003-A pursuant to an Indenture dated as of January 23, 2003 and for which a Uniform Commercial Code Financing Statement has properly been filed."

                  In the event there are multiple originally executed copies of any Contract, the Seller shall cause such Contracts either to
                  (i) have the Legend attached to each copy or (ii) clearly identify one original copy and all others as duplicate or triplicate copies as appropriate. Notwithstanding anything to the contrary contained herein, Contracts or Mortgage Loans in the possession of JPMorgan Chase Bank, as custodian for Bank of America, N.A, and/or Enterprise Funding Corporation, on the Closing Date shall not be required to have the foregoing legend until the seventh day after the Closing Date;

                           (xxiv) There is no mechanics' lien or claim for work, labor or material affecting any related Mortgaged Property which is or may be a Lien prior to, or equal or coordinate with, the Lien of such Receivable, and no rights are outstanding that under law could give rise to such a Lien except those which are insured against by a title insurance policy;

                           (xxv) It is not a Land Secured Contract;

                           (xxvi) It has not previously been included in the Trust Estate or been included in the Trust Estate for more than nine
         (9) months, except for Receivables described in the proviso to clause
         (iv) of this definition of Eligible Receivable, which have not been included in the Trust Estate for more than six (6) months; and

                           (xxvii) The first payment date with respect to such Receivable is not more than 60 days in the future; and

                           (xxviii) Such Receivable is secured by a "single family residence" within the meaning of Section 25(e)(10) of the Code. The fair market value of the Manufactured Home securing such Receivable was at least equal to 80% of the adjusted issue price of the related Contract at either (i) the time the Contract was originated or (ii) the time the Receivable is transferred to the Issuer. Each Contract is an "obligation . . . which is principally secured by an interest in real property" within the meaning of Section 860G(a)(3) of the Code; and

                           (xxix) If such Receivable is originated after October 1, 2002 and is secured by a Mortgaged Property located in the State of Georgia, it complies with the requirements of the Georgia Fair Lending Act, as amended.

For purposes of this definition and the calculation of the Borrowing Base, the eligibility of Receivables will be determined from time to time, such that a Receivable that was an Eligible Receivable at one time but that subsequently fails to meet all applicable eligibility requirements will no longer be an Eligible Receivable (unless and until it again meets all applicable eligibility requirements).

         "Excluded Receivables Balance": With respect to any day, the sum, without duplication, of the following amounts:

                           (i) the amount by which the aggregate Loan Balance of Eligible Receivables relating to Receivables which have had their maturity date extended (except Receivables rescheduled other than as a collections measure) exceeds 3% of the Loan Balance of total Eligible Receivables; plus

                           (ii) the amount by which the aggregate Loan Balance of Eligible Receivables relating to Receivables the Obligors of which are located in one zip code exceeds 1% of the Loan Balance of total Eligible Receivables; plus

                           (iii) the amount by which the aggregate Loan Balance of Eligible Receivables secured by manufactured homes previously purchased by the Seller or any of its Affiliates as trade-in properties exceeds 17.5% of the Loan Balance of total Eligible Receivables; plus

                           (iv) the amount by which the aggregate Loan Balance of Eligible Receivables secured by manufactured homes previously repossessed by the Seller or any of its Affiliates exceeds 23% of the Loan Balance of total Eligible Receivables; plus

                           (v) the amount by which the aggregate Loan Balance of Eligible Receivables with respect to which the Seller or any other party (except the Obligor) has an obligation to make future payments in respect thereof exceeds 2% of the Loan Balance of total Eligible Receivables; plus

                           (vi) the aggregate amount by which the aggregate Loan Balance of Eligible Receivables relating to Receivables the Obligors of which are located in one state exceeds 20% of the Loan Balance of total Eligible Receivables; plus

                           (vii) the amount of the Loan Balance of Eligible Receivables which must be disregarded in calculating the Loan-to-Value Ratio of the pool of Eligible Receivables in order to cause the remaining pool of Eligible Receivables to have a weighted average Loan-to-Value Ratio not exceeding 92.5%; plus

                           (viii) the amount by which the aggregate Loan Balance of Eligible Receivables which are not Mortgage Loans exceeds 85% of the Loan Balance of total Eligible Receivables; plus

                           (ix) the amount by which the aggregate Loan Balance of Eligible Receivables not secured by multisection manufactured homes exceeds 50% of the Loan Balance of total Eligible Receivables; plus

                           (x) the amount by which the aggregate Loan Balance of Eligible Receivables secured by manufactured homes previously purchased by the Seller or any of its Affiliates as trade-in properties or secured by manufactured homes previously repossessed by the Seller or any of its Affiliates exceeds 30% of the Loan Balance of total Eligible Receivables; plus

                           (xi) the amount by which the aggregate Loan Balance of Eligible Receivables relating to Receivables for which the Indenture Trustee has not received a written confirmation or written confirmations from the Custodian that the Custodian has received the Required Documentation with respect to such Receivable as of the date of determination of eligibility; plus

                           (xii) the amount by which the aggregate Loan Balance of Eligible Receivables (a) secured by manufactured homes previously repossessed by the Seller or any of its Affiliates and (b) with a "beacon" or other Fair Isaacs score as shown on the credit bureau report relied upon in underwriting such Receivable of 400 or greater, is less than 70% of the aggregate Loan Balance of Eligible Receivables secured by manufactured homes previously repossessed by the Seller or any of its Affiliates; plus

                           (xiii) the aggregate amount of the Loan Balance of Eligible Receivables secured by manufactured homes previously repossessed by the Seller or any of its Affiliates which must be disregarded in order to cause the remaining pool of Eligible Receivables secured by manufactured homes previously repossessed by the Seller or any of its Affiliates to have a weighted average borrower's Fair Isaacs score of 190 or greater; plus

                           (xiv) the amount equal to the product of (A) 11 divided by 81 and (B) the lesser of (I) the amount by which the aggregate Loan Balance of Eligible Receivables secured by manufactured homes previously repossessed by the Seller or any of its Affiliates exceeds 17.5% of the Loan Balance of total Eligible Receivables, and
         (II) 5.5% of the Loan Balance of total Eligible Receivables.

         "FDIC": The Federal Deposit Insurance Corporation, a corporate instrumentality of the United States, or any successor thereto.

         "Fees": as defined in the Note Purchase Agreement.

         "FHA": The Federal Housing Administration.

         "FHA Insurance": As to any FHA Receivable, FHA's agreement to reimburse the owner of such Receivable for the amount of certain losses incurred upon the liquidation of such Receivable.

         "FHA Receivable": A Receivable that is insured by the FHA.

         "FHLMC": Federal Home Loan Mortgage Corporation.

         "Files": Contract Files and/or Mortgage Loan Files, as the context may require.

         "Final Addition Date": the third anniversary of the Closing Date, or, if not a Business Day, the preceding Business Day.

         "Final DIP Financing": A debtor-in-possession financing facility entered into by OHC in an amount of $215,000,000 and on terms and conditions satisfactory to the Class A Note Agent, in its reasonable discretion.

         "Final Order": An order of the Bankruptcy Court approving the Final DIP Financing and in form and substance satisfactory to the Class A Note Agent, in its reasonable discretion.

         "Final Recovery Determination": With respect to any defaulted Receivable or REO Property or Repo Property (other than a Receivable purchased by the Seller or the Servicer), a determination made by the Servicer that all Liquidation Proceeds which the Servicer, in its reasonable business judgment expects to be finally recoverable in respect thereof have been so recovered or that the Servicer believes in its reasonable business judgment the cost of obtaining any additional recoveries therefrom would exceed the amount of such recoveries. The Servicer shall maintain records of each Final Recovery Determination.

         "Finance Charges": with respect to a Receivable, any finance, interest, or similar charges owing by an Obligor or another Person pursuant to such Receivable.

         "Fitch": Fitch, Inc.

         "Foreclosure Profits": With respect to a Liquidated Receivable, the amount, if any, by which (i) the aggregate of its Net Liquidation Proceeds exceeds (ii) the related Loan Balance (plus accrued and unpaid interest thereon at the applicable Receivable Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) of such Liquidated Loan immediately prior to the final recovery of its Liquidation Proceeds.

         "Highest Lawful Rate": As defined in Section 8.13 hereof.

         "Indenture": The Indenture, dated as of January 23, 2003, between the Issuer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

         "Indenture Trustee": JPMorgan Chase Bank, a New York banking corporation, the Corporate Trust Office of which is located on the date of execution of this Agreement at 4 New York Plaza, Floor 6, New York, NY 10004, not in its individual capacity but solely as Indenture Trustee under the Indenture, and any successor hereunder.

         "Initial Receivables": Each Receivable identified on the Schedule of Receivables delivered on the Closing Date.

         "Insurance Policy": Any insurance policy covering any Receivable (or the related Manufactured Home or Mortgaged Property), including, without limitation, any Standard Hazard Insurance Policy or Primary Mortgage Insurance Policy or FHA Insurance or VA Guaranty.

         "Insurance Proceeds": Any proceeds received by the Servicer as a result of the payment of a claim on an Insurance Policy.

         "Insured Expenses": Expenses incurred by the Servicer in connection with a Contract or Mortgage Loan under which the Obligor is in default, which expenses are covered by a Standard Hazard Insurance Policy and are paid by an insurer under any such policy.

         "Issuer" or "Trust": OMI Note Trust 2003-A, a Delaware statutory trust.

         "Interim DIP Financing": The debtor-in-possession financing facility entered into by OHC in an amount of at least $25,000,000 pursuant to the Interim Order.

         "Interim Order": The order of the Bankruptcy Court dated November 26, 2002 entitled "Emergency Interim Order Approving Debtors' Motion for Interim and Final Relief, under 11 U.S.C. Sections 105, 361, 362, 363 and 364, (A) Approving Postpetition Financing and Related Relief, (B) Approving Use of Cash Collateral and Adequate Protection and (C) Setting Final Hearing Pursuant to Bankruptcy Rule 4001(C) (RE: D.I. 22)".

         "Land Secured Contract": A Contract secured at origination by a parcel of real estate in addition to a Manufactured Home.

         "Lien": As defined in Section 2.2(a)(iv).

         "Liquidated Loan": A Receivable as to which a Final Recovery Determination has been made.

         "Liquidation Expenses": All reasonable, out-of-pocket costs and expenses (exclusive of the Servicer's overhead costs) incurred by the Servicer in connection with liquidation of any Receivable or disposition of any related Repo Property or REO Property, including, but not limited to, the cost of all notices sent in connection with such liquidation, expenses, including reasonable attorney's fees, incurred in connection with the commencement and pursuit of proceedings against Obligors or guarantors or sureties of Obligors or in the pursuit of foreclosure or other similar remedies, expenses incurred in repossessing and refurbishing the related Manufactured Home or preparing the related REO Property for sale and sales commissions paid in connection with the resale of the related Manufactured Home or REO Property.

         "Liquidation Proceeds": With respect to any Liquidated Loan, all proceeds (including the proceeds of any Insurance Policy) recovered by the Servicer in connection with such Liquidated Loan, whether through trustee's sale, foreclosure sale or otherwise (including rental income).

         "Loan Balance": With respect to any Receivable and any day, the Cut-Off Date Principal Balance less all collections of principal credited or advanced and not previously reimbursed against such Receivable after the related Cut-Off Date or Additional Cut-Off Date, provided, however, that the Loan Balance for any Receivable that has become a Liquidated Loan shall be zero as of the first day of the Collection Period following the Collection Period in which such Receivable becomes a Liquidated Loan, and at all times thereafter.

         "Loan Purchase Price": With respect to any Receivable purchased from the Issuer on any date pursuant to Section 2.2, 2.4 or 4.15 hereof, an amount equal to the sum of (i) the Loan Balance of such Receivable as of the date of purchase; (ii) all accrued and unpaid interest on such Receivable to the end of the Collection Period preceding the Payment Date on which such Loan Purchase Price is included in Available Funds; and (iii) all unreimbursed Delinquency Advances and Servicing Advances related thereto.

         "Loan-to-Value Ratio": The Contract Loan-to-Value Ratio or the Mortgage Loan-to-Value Ratio of a Receivable, as applicable.

         "Lock-Box Account": An account maintained in the name of the Indenture Trustee at a Lock-Box Bank for the purpose of receiving Collections from Receivables.

         "Lock-Box Bank": Each of the banks set forth in Schedule III hereto and such banks as may be added thereto or deleted therefrom pursuant to Section 2.8
(b).

         "London Business Day": Any Business Day other than a day on which commercial banking institutions in London are authorized or obligated by law or executive order to be closed.

         "Majority Noteholders": As defined in Section 6.3 hereof.

         "Manufactured Home": A unit of manufactured housing (within the meaning of Code section 25(e)(10)), a single family modular home or a single family house together with all accessions thereto securing the indebtedness of the Obligor under any Contract or constituting a portion of the Mortgaged Property securing the indebtedness of the Obligor under any Mortgage Loan.

         "Monthly Payment": With respect to each Receivable and any Collection Period, the payment of principal, if any, and interest due on the Due Date in such Collection Period with respect thereto.

         "Monthly Report": The meaning provided in Section 4.16.

         "Moody's": Moody's Investors Service, Inc. or any successor thereto.

         "Mortgage": A written instrument creating a valid first lien on a Mortgaged Property, in the form of a mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

         "Mortgage Insurer": The insurance company or companies which issue any Primary Mortgage Insurance Policies with respect to any Mortgage Loans.

         "Mortgage Loan": A mortgage loan secured by a first lien on a one- to four-family residential real property (which may be the real estate to which a Manufactured Home is deemed by the Seller to have become permanently affixed as of the related Cut-off Date or Additional Cut-Off Date).

         "Mortgage Loan Documents": With respect to each Mortgage Loan, the following documents:

                  (a) the original Mortgage Note bearing a complete chain of endorsements, if necessary, from the initial payee thereunder to the Seller, with a further endorsement without recourse from the Seller in blank, together with all related riders and addenda and any related surety or guaranty agreement, power of attorney and buydown agreement;

                  (b) the original recorded Mortgage (or a copy thereof certified to be a true and correct reproduction of the original thereof by the appropriate public recording office) with evidence of recordation noted thereon or attached thereto, or, if the Mortgage is in the process of being recorded, a photocopy of the Mortgage, certified by an officer of the related Seller or the originator, the related title insurance company, the related closing/settlement/escrow agent or the related closing attorney to be a true and correct copy of the Mortgage submitted for recordation;

                  (c) the original assignment of the Mortgage from the Seller in blank, provided that if an Assignment Event has occurred and is continuing, such assignment of the Mortgage shall be made to the Indenture Trustee or its Custodian and shall have evidence of recordation noted thereon or attached thereto, or, if the assignment is in the process of being recorded, a photocopy of the assignment, certified by an officer of the Seller to be a true and correct copy of the assignment submitted for recordation, may be substituted, provided, further that, if recording information for the related Mortgage is not available, such assignment of the Mortgage may have such recording information left blank and such assignment need not be recorded until such recording information is received by the Servicer, whereupon, if an Assignment Event has occurred and is continuing, the Servicer shall promptly submit such assignment for recordation;

                  (d) each original recorded intervening assignment of the Mortgage as is necessary to show a complete chain of title from the initial mortgagee (or beneficiary, in the case of a deed of trust) to the Seller (or a copy of each such assignment certified to be a true and correct reproduction of the original thereof by the appropriate public recording office) with evidence of recordation noted thereon or attached thereto, or, if an assignment is in the process of being recorded, a photocopy of the assignment, certified by an officer of the Seller to be a true and correct copy of the assignment submitted for recordation, provided, that, if recording information for the related Mortgage is not available, such assignment of the Mortgage may have such recording information left blank and such assignment need not be recorded until such recording information is received by the Servicer, whereupon the Servicer shall promptly submit such assignment for recordation;

                  (e) an original Title Insurance Policy or, if such policy has not yet been issued or is otherwise not available, (1) a written commitment to issue such policy issued by the applicable title insurance company and an officer's certificate of the Seller certifying that all of the requirements specified in such commitment have been satisfied, (2) a preliminary title report if the related Mortgaged Property is located in a state in which preliminary title reports are acceptable evidence of title insurance or (3) a certificate of an officer of the Seller certifying that a Title Insurance Policy is in full force and effect as to the related Mortgage and that such Title Insurance Policy is freely assignable to and will inure to the benefit of the Indenture Trustee

(subject to recordation of the related Assignment of Mortgage) or (4) an opinion of counsel with respect to the title of the related Mortgaged Property;

                  (f) for each Mortgage Loan having in place a Primary Mortgage Insurance Policy, a Primary Mortgage Insurance Policy or a certificate of primary mortgage insurance issued by the related Mortgage Insurer or its agent indicating that such a policy is in effect as to such Mortgage Loan or, if neither a policy nor a certificate of insurance from the related Mortgage Insurer is available, a certificate of an officer of the Seller certifying that a Primary Mortgage Insurance Policy is in effect as to such Mortgage Loan;

                  (g) each related assumption agreement, modification, written assurance or substitution agreement, if any; and

                  (h) proof of the maintenance of a Standard Hazard Insurance Policy (and a flood insurance policy, if applicable) as to the related Mortgaged Property.

         "Mortgage Loan File": With respect to any Mortgage Loan, (i) on the Closing Date or related Addition Date, as the case may be, until the 30th day thereafter, a file containing the items set forth in clause (a) of the definition of Mortgage Loan Documents and (ii) from and after the 30th day after the Closing Date or such Addition Date, as the case may be, a file containing all of the related Mortgage Loan Documents (other than any assignment of Mortgage described in clause (c) or (d) of the definition of Mortgage Loan Documents which may, pursuant to such clause (c) or (d), be delivered or submitted for recording on a delayed basis, so long as such assignment is included in such file as soon as reasonably practicable.)

         "Mortgage Loan-to-Value Ratio": As to a Mortgage Loan, the ratio, expressed as a percentage, of the original principal amount of such Mortgage Loan, to either (i) the sum of the appraised value of the land and improvements, and the amount of any prepaid Finance Charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid Finance Charges or closing costs that are financed.

         "Mortgage Note": A manually executed written instrument evidencing a Mortgagor's promise to repay a stated sum of money, plus interest, to the holder of such instrument on or before a specific date according to a schedule of principal and interest payments.

         "Mortgage Rate": With respect to each Mortgage Loan, the interest rate specified in the related Mortgage Note.

         "Mortgaged Property": The mortgaged property securing a Mortgage Loan.

         "Mortgagor": The obligor on a Mortgage Note.

         "Net Liquidation Proceeds": As to any Liquidated Loan, Liquidation Proceeds net of expenses incurred by the Servicer in connection with the liquidation of any defaulted Receivable and unreimbursed Delinquency Advances relating to such Receivable. In no event shall Net Liquidation Proceeds with respect to any Liquidated Loan be less than zero.

         "Nonrecoverable Advances": With respect to any Receivable, any Delinquency Advance which, in the good faith business judgment of the Servicer, would not be ultimately recoverable pursuant to Section 3.2.

         "Note": Any one of the notes substantially in the form attached to the Indenture as Exhibit A.

         "Note Account": The segregated note account established in accordance with Section 3.1 hereof and maintained at the Corporate Trust Office.

         "Note Purchase Agreement": The Class A Note Purchase Agreement dated as of January 23, 2003, among the Issuer, the Depositor, the Seller, the Servicer, the Transferor, the Purchasers parties thereto and the Class A Note Agent, as the same may be amended, supplemented or otherwise modified from time to time.

         "OAC": Oakwood Acceptance Corporation, LLC, and its permitted successors and assigns.

         "OAC Subservicing Agreement": The Subservicing Agreement dated as of January 23, 2003, between the Servicer and OAC, as Subservicer, relating to servicing and administration of the Receivables.

         "Obligor": A person who is indebted under a Contract or who has acquired a Manufactured Home subject to a Contract or a person who is the Mortgagor or borrower under a Mortgage Loan or who has acquired a Mortgaged Property subject to a Mortgage Loan.

         "Officer's Certificate": A certificate signed by any Authorized Officer of any Person delivering such certificate and delivered to the Indenture Trustee.

         "OHC": Oakwood Homes Corporation, a North Carolina corporation.

         "Operative Documents": Collectively, this Agreement, the Indenture, the Certificate of Trust, the Trust Agreement, the Note Purchase Agreement (including the related Fee Letter and all Joinder Supplements and Transfer Supplements), the Custodial Agreement, the OAC Subservicing Agreement, the Notes, the Certificates, and the Agreement re Bankruptcy (as defined in the Note Purchase Agreement).

         "Opinion of Counsel": One or more written opinions of counsel who may, except as otherwise expressly provided herein, be counsel to the Seller or an affiliate of the Seller and who shall be satisfactory to the Indenture Trustee and the Majority Noteholders.

         "Ordinary Course Order": The First Amended And Restated Order Authorizing Debtors to (I) Honor Certain Pre-Petition Servicing And Related Obligations, (II) Continue Securitizing Advance Reimbursement Rights in the Ordinary Course Of Business, (III) Continue Funding and Purchasing Retail Installment Sales Contracts and Other Loans Originated by the Debtors in the Ordinary Course Of Business, and (IV) Continue Securitizing Such Contracts and Loans in the Ordinary Course Of Business, dated November 26, 2002, with any modifications thereto as may be agreed by the Class A Note Agent from time to time in its sole discretion.

         "OSHC": Oakwood Servicing Holdings Co., LLC, a Nevada limited liability company.

         "Outstanding": The meaning provided in the Indenture.

         "Owner Trustee": Wilmington Trust Company, as owner trustee under the Trust Agreement, and any successor owner trustee under the Trust Agreement.

         "Owner": The Person in whose name a Note is registered in the Register.

         "Payment Date": The fifteenth day of each month or, if such day is not a Business Day, the next Business Day thereafter, commencing in February, 2003.

         "Percentage Interest": With respect to any Class A Note at any time, a fraction, expressed as a decimal, the numerator of which is the Class A Note Principal Balance represented by such Class A Note and the denominator of which is the aggregate Class A Note Principal Balance represented by all the Class A Notes. With respect to the Certificates, the portion evidenced thereby, expressed as a percentage, as stated on the face of such Certificate, all of which shall total 100% with respect to the Certificates.

         "Permitted Encumbrances": In respect of any Mortgaged Property

                  (a) the lien of current real property taxes and assessments not yet due and payable;

                  (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy or title opinion delivered to the related originator and referred to or otherwise considered in the appraisal made for the originator; and

                  (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

         "Person": Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Primary Mortgage Insurance": The insurance provided under any Primary Mortgage Insurance Policy.

         "Primary Mortgage Insurance Policy": A primary mortgage insurance policy, if applicable, covering certain amounts in respect of conventional Mortgage Loans for which the initial Mortgage Loan-to-Value Ratios exceeded 80%.

         "Principal Cramdown": As to any Receivable, either (a) a decree by a bankruptcy court to the effect that the portion of such Receivable that is secured by the underlying Manufactured Home or Mortgaged Property is less than its Loan Balance due to the fact that the value of such

Manufactured Home or Mortgaged Property is less than such Loan Balance or (b) the permanent forgiveness by a bankruptcy court of some or all of the Loan Balance owed by the related Obligor.

         "Principal Cramdown Amount": With respect to any Collection Period as to any Receivable that has been the subject of a Principal Cramdown, the amount by which (a) the Loan Balance of such Receivable (excluding any reductions of such Loan Balance for amounts advanced with respect to such Receivable) exceeds
(b) as applicable, depending upon the type of Principal Cramdown that was applied to such Receivable, either (1) the portion of such Loan Balance that remains secured by the related Manufactured Home or Mortgaged Property after taking the related Principal Cramdown into account or (2) such Loan Balance after taking into account the permanent forgiveness of debt ordered by the bankruptcy court in connection with the related Principal Cramdown.

         "Purchase Price": With respect to a Receivable, the fair market value of such Receivable as mutually agreed by the Seller, the Transferor, the Depositor and the Issuer, provided that, upon the request of the Class A Note Agent, from time to time the Seller, the Transferor, the Depositor and the Issuer shall discuss the basis for establishing such fair market value.

         "Qualified Insurer": Any insurance company or surety or bonding company licensed to do business and issue insurance in all relevant jurisdictions (including, in the case of an insurer under a Standard Hazard Insurance Policy, the jurisdiction in which each Manufactured Home or Real Property or Mortgaged Property covered by such policy is located).

         "Rating Agency": Fitch, Moody's or Standard & Poor's.

         "Receivable Documents": Collectively, the Contract Documents and Mortgage Loan Documents.

         "Receivable File": With respect to any Receivable, the related Contract File or Mortgage Loan File, as applicable.

         "Receivable Rate": As to any Receivable, the related Contract Rate or Mortgage Rate, as applicable.

         "Receivables": indebtedness owed to the Seller by an Obligor (without giving effect to any transfer hereunder) under a Contract or Mortgage Loan, whether constituting an account, chattel paper, instrument, mortgage, deed of trust or general intangible, arising out of or in connection with the sale of manufactured housing or mobile homes including the rendering of services by the originating dealer in connection therewith, and includes the right of payment of any Finance Charges and other obligations of the Obligor with respect thereto and transferred and assigned to the Issuer pursuant to Section 2.3 or 2.5 hereof, as from time to time are held as a part of the Trust Estate, the Receivables originally so held being identified in the Schedule of Receivables. The term "Receivable" includes any Receivable which is Delinquent, which relates to a foreclosure or which relates to a Mortgaged Property which is REO Property or Related Security which is a Repo Property prior to such Mortgaged Property's or Repo Property's disposition by the Issuer.

         "Receivables Sale and Servicing Order": An order of the Bankruptcy Court authorizing OAC to assume and, if the terms and conditions of Section 4.19(b)(2) of this Agreement are satisfied, to assign, this Agreement, which order contains provisions affording the Class A Note Agent and the Issuer protections as to their rights and remedies with respect to all relevant parties and agreements similar to the protections contained in the Ordinary Course Order with respect to this Agreement, all in form and substance satisfactory to the Class A Note Agent in its sole discretion, and with any modifications thereto after the entry thereof as may be agreed by the Class A Note Agent from time to time in its sole discretion.

         "Register": The note register maintained by the Registrar in accordance with Section 2.3 of the Indenture, in which the names of the Owners are set forth.

         "Registrar": The Indenture Trustee, acting in its capacity as Registrar appointed pursuant to the Indenture, or any duly appointed and eligible successor thereto.

         "Related Proceeds": As defined in Section 4.22 hereof.

         "Related Security" shall mean with respect to any Receivable:

                           (i) all of the Issuer's interest in the Manufactured Home (including repossessed housing) or in any document, mortgage, deed of trust or other instrument encumbering a fee, simple interest in real property, together with improvements thereto, or writing evidencing any security interest in any Manufactured Home and all of the Issuer's interest in all rights to payment under all insurance contracts with respect to related real estate or a Manufactured Home, including, without limitation, any monies collected from whatever source in connection with any default of an Obligor with respect to a Receivable and any proceeds from claims or refunds of premiums on any title insurance, physical damage, credit life, disability and hospitalization insurance policies covering real estate, Manufactured Home or Obligors;

                           (ii) all of the Issuer's interest in all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to such Receivable or otherwise, together with all financing statements signed by an obligor and security agreements describing any collateral securing such Receivable;

                           (iii) all of the Issuer's interest in all guaranties, and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable, whether pursuant to the Contract or Mortgage Note and Mortgage related to such Receivable or otherwise;

                           (iv) all of the Issuer's interest in all records, documents and writings evidencing or related to such Receivables; and

                           (v) all proceeds of the foregoing.

         "Released Mortgaged Property Proceeds": As to any Receivable, proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise, which are not released to the Obligor in accordance with applicable law, mortgage servicing standards the Servicer would use in servicing mortgage loans for its own account and this Agreement.

         "REO Property": A Property acquired by the Servicer on behalf of the Issuer through foreclosure or deed-in-lieu of foreclosure in connection with a Defaulted Mortgage Loan.

         "Repo Property": A Manufactured Home (and any Related Real Property) acquired by the Servicer on behalf of the Issuer pursuant to repossession, foreclosure or similar proceeding in connection with a Defaulted Contract.

         "Required Documentation": As of any date of determination, (a) with respect to Contracts, the Contract File, and (b) with respect to Mortgage Loans, the Mortgage Loan File.

         "SAIF": The Savings Association Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989 or, if at any time after the execution of this Agreement the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

         "Schedule of Receivables": The schedule of Receivables listing each Receivable to be conveyed on the Closing Date, as amended and restated from time to time by Amended and Restated Schedules of Receivables, which schedule shall
(i) identify each Receivable, (ii) be in physical or electronic form, as elected by the Class A Note Agent, (iii) set forth (or describe the method of determining) as to each such Receivable (a) the Loan Balance thereof, (b) the amount of each Monthly Payment due from the Obligor thereunder, (c) the Receivable Rate thereof, (d) the original term to maturity thereof, (e) the date of the related Contract or Mortgage Note, (f) the original Loan-to-Value Ratio thereof, (g) the state in which the related Manufactured Home is located, (h) whether the related Manufactured Home is a used, repossessed, new or transferred home, and (i) whether or not the related Receivable is a Contract or a Mortgage Loan, and (iv) contain all information necessary for the recipient to calculate the Excluded Receivables Balance.

         "Securities Act": The Securities Act of 1933, as amended.

         "Seller": As defined in the preamble.

         "Servicer": As defined in the preamble.

         "Servicer Termination Event": As defined in Section 6.1 hereof.

         "Servicing Advances": Advances made by the Servicer as described in
Section 4.21 hereof, including, but not limited to, advances for the payment of personal property taxes, real estate taxes and premiums for Standard Hazard Insurance Policies.

         "Servicing Certificate": A certificate completed and executed by a Servicing Officer on behalf of the Servicer.

         "Servicing Fee Rate": (a) if OSHC or any Affiliate of OSHC is the Servicer, 0.5% per annum, or (b) if any other Person is the Servicer, 1.5% (or such lesser percentage as may be agreed by such other Person and the Majority Noteholders).

         "Servicing Fee": With respect to any Payment Date, an amount equal to the product of (i) 1/12, (ii) the Servicing Fee Rate, and (iii) the Aggregate Outstanding Loan Balance of all Receivables held by the Issuer as of the first day of the preceding Collection Period.

         "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Receivables whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee by the Servicer, as such list may be amended from time to time, initially set forth in Exhibit B hereto.

         "Servicing Standard": As defined in Section 4.1(e) hereof.

         "Servicing Transition Account": The account designated as the Servicing Transition Account in, and which is established and maintained pursuant to,
Section 3.1.

         "Standard Hazard Insurance Policy": With respect to each Receivable, the policy of fire and extended coverage insurance (and any federal flood insurance, if and to the extent applicable) required to be maintained for the related Manufactured Home as provided herein.

         "Standard & Poor's": Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or any successor thereto.

         "Subservicer": OAC pursuant to the OAC Subservicing Agreement or any other Person with whom the Servicer has entered into a Subservicing Agreement and who satisfies any requirements set forth in Section 4.1(b) hereof in respect of the qualification of a Subservicer.

         "Subservicing Agreement": Any written contract between the Servicer and any Subservicer other than OAC relating to servicing and/or administration of certain Receivables as permitted by Section 4.1, a copy of which shall be delivered to the Indenture Trustee.

         "Title Insurance Policy": For any Mortgage Loan, an American Land Title Association mortgagee's mortgage loan title policy form 1970, or other form of mortgagee's title insurance acceptable to FNMA or FHLMC for the jurisdiction in which the subject property is located, including all riders and endorsements thereto, insuring, in an amount no less than 95% of such Mortgage Loan, that the related Mortgage creates a valid first lien on the underlying Mortgaged Property subject only to Permitted Encumbrances.

         "Transferor": Ginkgo Corporation, a Delaware corporation, or any permitted successor or assign.

         "Trust Agreement": The Trust Agreement dated as of January 23, 2003 between the Depositor and the Owner Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

         "Trust Estate": As defined in the Indenture.

         "UCC": The Uniform Commercial Code as in effect in any relevant jurisdiction.

         "Undocumented Receivables": Receivables with respect to which the Seller is in possession of delivered complete Required Documentation and has not delivered such Required Documentation to the Custodian.

         "VA": The United States Department of Veterans Affairs.

         "VA Receivable": A Receivable guaranteed in whole or in part by the VA.

         "VA Guaranty": As to any VA Receivable, VA's full or partial guaranty of payment of amounts due thereunder.

         Except as otherwise specified herein or as the context may otherwise require, for all purposes of this Agreement, capitalized terms used but not otherwise defined herein have the meanings set forth in the Indenture.

         Section 1.2 Use of Words and Phrases. "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used. The definitions set forth in Section 1.1 hereof include both the singular and the plural. Whenever used in this Agreement, any pronoun shall be deemed to include both singular and plural and to cover all genders. The words "including" and "include" shall be deemed to be followed by the words "without limitation."

         Section 1.3 Captions; Table of Contents. The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement. Section references are to this Agreement unless otherwise stated.

         Section 1.4 Opinions. Each opinion with respect to the validity, binding nature and enforceability of documents or Notes may be qualified to the extent that the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law) and may state that no opinion is expressed on the availability of the remedy of specific enforcement, injunctive relief or any other equitable remedy. Any opinion required to be furnished by any Person hereunder must be delivered by counsel upon whose opinion the addressee of such opinion may reasonably rely, and such opinion may state that it is given in reasonable reliance upon an opinion of another, a copy of which must be attached, concerning the laws of a foreign jurisdiction. Any opinion delivered hereunder shall be addressed to the Indenture Trustee in addition to other addressees.

                                END OF ARTICLE I

                                   ARTICLE II

                        REPRESENTATIONS AND WARRANTIES OF
                          THE DEPOSITOR, THE TRANSFEROR
                 THE SERVICER, THE SELLER, OAC, AS SUBSERVICER,
                        AND CONVEYANCE OF THE RECEIVABLES

         Section 2.1 Representations and Warranties of the Depositor, the Transferor, the Seller, the Servicer and OAC, as Subservicer. (a) Each of the Depositor, the Seller, the Transferor, the Servicer and OAC, as Subservicer individually, and not jointly and severally, represents and warrants as to itself that, as of the Closing Date:

                           (i) It is duly organized, validly existing and in good standing under the laws of its state of incorporation and has the power and authority to own its assets and to transact the business in which it is currently engaged. It is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on (a) its business, properties, assets or condition (financial or other), (b) its performance of its obligations under this Agreement and the other Operative Documents to which it is a party, (c) the enforceability of the Receivables or (d) the ability to foreclose on the related Mortgaged Properties;

                           (ii) It has the power and authority to make, execute, deliver and perform this Agreement and the other Operative Documents to which it is a party and to consummate all of the transactions contemplated under this Agreement and the other Operative Documents to which it is a party, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Operative Documents to which it is a party. When executed and delivered, this Agreement and the other Operative Documents to which it is a party will constitute its legal, valid and binding obligation enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                           (iii) It holds all necessary licenses, certificates and permits from all government authorities necessary for conducting its business as it is presently conducted except where the failure to hold such a license, certificate or permit would not have a material adverse effect on (a) its business, properties, assets or condition (financial or other), (b) its performance of its obligations under this Agreement and the other Operative Documents to which it is a party, (c) the enforceability of the Receivables or (d) the ability to foreclose on the related Mortgaged Properties or repossess Manufactured Homes. It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Operative Documents to which it is a party, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be, prior to the Closing Date except such that may be required by the blue sky laws of any state and except for any UCC filings necessary to perfect the Liens granted pursuant hereto or mortgage recordings required following an Assignment Event and except, in the case of the Seller and Servicer, for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been already obtained or filed, as the case may be;

                           (iv) The execution, delivery and performance of this Agreement and the other Operative Documents to which it is a party by it will not conflict with or result in a breach of, or constitute a default under, any provision of any existing law or regulation or any order or decree of any court applicable to it or any of its properties or any provision of its organizational documents, or constitute a material breach of, or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to, any mortgage, indenture, contract or other agreement to which it is a party or by which it may be bound;

                           (v) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by it for use in connection with the purchase of the Receivables and the transactions contemplated hereunder and by the other Operative Documents will contain any untrue statement of a material fact, or omit a material fact necessary to make the certificate, statement or report in light of the circumstances in which they were given not misleading;

                           (vi) The transactions contemplated by this Agreement and the other Operative Documents to which it is a party are in the ordinary course of its respective businesses;

                           (vii) [Intentionally deleted];

                           (viii) It is not in violation of any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect its condition (financial or otherwise) or operations or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

                           (ix) There are no actions or proceedings against, or investigations of it, pending or, to its knowledge, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit it from entering into this Agreement and the other Operative Documents to which it is a party, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement and the other Operative Documents to which it is a party except, in the case of the Seller and OAC, for the bankruptcy filing made by the Seller and OAC on November 15, 2002;

                           (x) The Servicer is an indirect wholly-owned subsidiary of OHC, except if the servicing rights and obligations of the Servicer have been transferred by OSHC to another Servicer in accordance with the provision of Section 4.19 hereof;

                           (xi) The Subservicer is a direct wholly-owned subsidiary of OHC, except if the servicing rights and obligations of OAC, as Subservicer, pursuant to the OAC Subservicing Agreement, have terminated;

                           (xii) The Seller represents and warrants that it did not and will not sell the Receivables to the Transferor, the Transferor represents and warrants that it did not and will not sell Receivables to the Depositor and the Depositor represents and warrants that it did not and will not sell the Receivables to the Issuer with any intent to hinder, delay or defraud any of their respective creditors;

                           (xiii) Each of the Depositor, the Transferor and the Seller represents and warrants that it acquired title to the Receivables in good faith, without notice of any adverse claim; and

                           (xiv) Each of the Depositor, the Transferor and the Seller represents and warrants that the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller, the Transferor and the Depositor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

                           (xv) All pension or profit sharing plans of the Seller have been fully funded in accordance with applicable obligations.

                           (xvi) Neither the Depositor, the Transferor nor the Seller has dealt with any broker, banker, agent or other person (other than the Class A Note Agent and its Affiliates, the Indenture Trustee and the Custodian and their respective counsel) that may be entitled to any commission or compensation in connection with the sale of the Receivables.

                           (xvii) The names and addresses of all the Lock-Box Banks, together with the account numbers of the lock-box accounts of Subservicer at such Lock-Box Banks, are specified in Schedule III (or have been notified to the Indenture Trustee in accordance with Section 8.10).

                  (b) The representations and warranties set forth in this Section shall survive each sale and assignment of Receivables to the Issuer. Upon discovery of a breach of any representations and warranties which materially and adversely affects the interests of the Owners, the Person discovering such breach shall give prompt written notice to the other parties. Within 30 days of its discovery or its receipt of notice of breach or, with the prior written consent of the Class A Note Agent, such longer period specified in such consent, the Depositor, the Seller, the Servicer or, unless the servicing rights and obligations of the Subservicer have been transferred by OAC, the Subservicer, as appropriate, shall cure such breach in all material respects or repurchase any Receivable as to which the interests of the Owners are materially and adversely affected pursuant to Section 2.4 of this Agreement.

         Section 2.2 Representations and Warranties of the Seller Regarding the Receivables. (a) The Seller represents and warrants to the Issuer and the Indenture Trustee for the benefit of the Owners, as follows, with respect to each Initial Receivable as of the Closing Date and, with respect to each Additional Receivables, as of the related Addition Date (each such date, a "Relevant Date") that:

                           (i) As of the Relevant Date, the information relating to the Receivables set forth in the Schedule of Receivables is true and correct in all material respects as of the Cut-Off Date or the related Additional Cut-Off Date, as the case may be, and each Receivable included in the Borrowing Base is an Eligible Receivable;

                           (ii) Each Mortgage is a valid and subsisting first lien of record on the Mortgaged Property subject in all cases to the exceptions to title set forth in the title insurance policy with respect to the related Receivable, which exceptions are generally acceptable to manufactured housing lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage. Any security agreement, chattel mortgage or equivalent document related to the Mortgage and delivered to the Indenture Trustee or Custodian establishes a valid and subsisting lien on the property described therein, and, as of the Closing Date or the Addition Date, as applicable, the Seller has full right to assign the same to the Transferor, the Transferor has full right to assign the same to the Depositor and the Depositor has full right to assign the same to the Issuer.

                           (iii) Except with respect to liens released immediately prior to the transfers herein contemplated, each Receivable has not been assigned or pledged and immediately prior to the transfers and assignments herein contemplated, the Seller held good, marketable and indefeasible title to, and was the sole owner and holder of, each Receivable subject to no liens, charges, mortgages, claims, participation interests, equities, pledges or security interests of any nature, encumbrances or rights of others (collectively, a "Lien"); the Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfers and assignments herein contemplated, the Seller shall have transferred all of its right, title and interest in and to each Receivable to the Transferor, the Transferor shall have transferred all of its right, title and interest in and to each Receivable to the Depositor and the Depositor shall have transferred all of its right, title and interest in and to each Receivable to the Issuer and the Issuer will hold good, marketable and indefeasible title, to, and be the sole owner of, each Receivable subject to no Liens other than the Lien of the Indenture;

                           (iv) There is no delinquent tax, fee or assessment Lien on any Mortgaged Property, and no notice has been received by it to the effect that any Mortgaged Property is not free of material damage;

                           (v) Except with respect to any funds held in a temporary buy-down fund for a buy-down loan, no Receivable is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Receivable, or the exercise of any right thereunder, render such Receivable unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                           (vi) Each Receivable at the time it was made complied with, and each Receivable at all times was serviced in compliance with, in each case, in all material respects, applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, consumer credit, truth-in-lending and disclosure laws;

                           (vii) Each Contract, Mortgage Note and the related Mortgage are genuine, and each Contract, Mortgage and Mortgage Note is the legal, valid and binding obligation of the related Obligor and is enforceable in accordance with its terms, including any extensions or modifications thereof, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all borrower parties to each Receivable and the mortgagor had full legal capacity to execute all Receivable documents and to convey the estate therein purported to be conveyed. The Obligor is one or more natural persons who are party to the Contract, the Mortgage Note and/or the Mortgage in an individual capacity, and not in the capacity of a trustee or otherwise;

                           (viii) The Seller has directed the Servicer to perform any and all acts required to be performed to preserve the rights and remedies of the Indenture Trustee in any insurance policies applicable to the Receivables including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Indenture Trustee;

                           (ix) The terms of the related Contract, Mortgage Note and/or Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded, if necessary, to protect the interests of the Owners and which, in the case of a Mortgage Loan, has been or will be delivered to the Custodian. The substance of any such alteration or modification is reflected on the Schedule of Receivables and was approved, if required, by the related primary mortgage guaranty insurer, if any. Each original Mortgage was recorded, and, if an Assignment Event shall have occurred, all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or, except as provided in Section 2.3 hereof, are in the process of being recorded, provided, that, if recording information for the related original Mortgage is not available, such subsequent assignments of the Mortgage may have such recording information left blank and need not be recorded until such recording information is received by the Servicer, whereupon, if an Assignment Event shall have occurred, the Servicer shall promptly submit such assignments for recordation;

                           (x) No instrument of release or waiver has been executed in connection with any Receivable, and no Obligor has been released, in whole or in part, except in accordance with the Credit and Collection Policy;

                           (xi) Except for payment defaults, there are no defaults in complying with the terms of the related Contract or Mortgage, and any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges or ground rents which previously became due and owing have been paid except where failure to so pay would not result in a prior lien or other adverse effect. Except for any Delinquency Advance or Servicing Advance, the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Obligor, directly or indirectly, for the payment of any amount required by the related Contract or Mortgage, except for interest accruing from the date of the Contract or Mortgage Note or date of disbursement of the Contract or Mortgage Note proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

                           (xii) There is no proceeding pending or, to the best of the Seller's knowledge, threatened for the total or partial condemnation of any Manufactured Home;

                           (xiii) As of the date of origination of the related Mortgage Loan, no improvement located on or being part of any Mortgaged Property was in violation of any applicable zoning law or regulation, and all inspections, licenses and certificates required to be made or issued at such time with respect to all occupied portions of each Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, had been made or obtained from the appropriate authorities and each Mortgaged Property was lawfully occupied under applicable law;

                           (xiv) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Obligor;

                           (xv) No Receivable has a shared appreciation feature, or other contingent interest feature;

                           (xvi) The Seller and any Affiliates thereof (other than the Depositor and the Issuer) which have had any interest in the Receivable, whether as originator, mortgagee, assignee, pledgee, servicer or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) (A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing;

                           (xvii) Each Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the Receivable in the event the related security for the Receivable is sold without the prior consent of the mortgagee thereunder;

                           (xviii) As of the Relevant Date, any future advances made prior to the Cut-Off Date or the related Additional Cut-Off Date, as the case may be, with respect to such Receivable have been consolidated with the outstanding principal amount of such Receivable, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Schedule of Receivables. The Contract or Mortgage Note does not permit or obligate the Seller to make future advances to the Obligor at the option of the Obligor;

                           (xix) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by repossession and sale or judicial or non-judicial foreclosure;

                           (xx) The Receivables were not selected by the Seller for sale pursuant hereto on any basis intended to adversely affect the Issuer;

                           (xxi) No Obligor has requested relief under the Civil Relief Act;

                           (xxii) Each of the documents and instruments included in a File were at the time prepared in a form generally acceptable to prudent institutional mortgage lenders that regularly originate or purchase loans or contracts of the same type. Upon delivery of an Assignment of Mortgage to the Indenture Trustee, such assignment will be in recordable form for the applicable jurisdiction where the related Mortgaged Property is located, provided that such Assignment of Mortgage may be delivered in blank and with recording information left blank;

                           (xxiii) The Servicer or the Subservicer is in possession of a complete File, except those documents delivered as directed by the Depositor, and there are no custodial agreements in effect adversely affecting the right or ability of the Seller to make the document deliveries required hereby;

                           (xxiv) The collection practices used by the Servicer and the Subservicer with respect to the Receivables have been, in all material respects, legal, proper, prudent and customary in the manufactured housing loan servicing businesses;

                           (xxv) There is no pending action or proceeding directly involving a Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to a Mortgaged Property; and Seller has not received any notice of any environmental hazard on a Mortgaged Property and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property; and

                           (xxvi) Except for payment defaults, there exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made.

                  (b) It is understood and agreed that the representations and warranties set forth in this Section shall survive the conveyance of the Receivables and the delivery of the respective Files to the Custodian or Indenture Trustee, the termination of the rights and obligations of the Servicer pursuant to Section 5.4 and 6.1 and the termination of the rights and obligations of OAC, as Subservicer, pursuant to the OAC Subservicing Agreement. Upon discovery by the Depositor, the Transferor, the Seller, the Servicer, OAC, as Subservicer, the Custodian or the Indenture Trustee of a breach of any of the foregoing representations and warranties, which materially and adversely affects the interest of the Indenture Trustee in the related Receivable, the party discovering such breach shall give prompt written notice to the other parties. Within 60 days of its discovery or its receipt of notice of breach, the Seller shall cure such breach in all material respects or shall purchase such Receivable from the Issuer. Any such purchase by the Seller shall be at the Loan Purchase Price and in each case shall be accomplished in the manner set forth in
Section 2.4. It is understood and agreed that the obligation of the Seller to cure or purchase any Receivable as to which such a breach has occurred and is continuing shall constitute the sole remedies against the Seller respecting such breach available to the Issuer, the Transferor, the Depositor, the Owners or the Indenture Trustee on behalf of Owners.

         Section 2.3 Conveyance of the Receivables. By execution of this Agreement, the Seller does hereby transfer, assign, set over and otherwise convey to the Transferor, and the Transferor does hereby transfer, assign, set-over and otherwise convey to the Depositor and the Depositor does hereby transfer, assign, set over and otherwise convey to the Issuer, (i) all of its respective right, title and interest in and to each Receivable identified on the Schedule of Receivables, including the related Files and related Documents, from time to time existing (x) at the close of business on the Cut-Off Date, in the case of the Initial Receivables and (y) at the close of business on each Additional Cut-Off Date, in the case of Additional Receivables, provided that the related Contract or Mortgage Note has been delivered to the Custodian, (ii) the Related Security and any other property which secured such Receivable and which has been acquired by foreclosure or deed in lieu of foreclosure or otherwise; (iii) the portions of its interest in any Insurance Policies relating to such Receivable; and (iv) all payments on and proceeds of any of the foregoing. The transfer by the Seller to the Transferor, by the Transferor to the Depositor and by the Depositor to the Issuer of the Receivables set forth herein is absolute and is intended by all parties hereto to be treated as a sale by the Seller to the Transferor, by the Transferor to the Depositor and by the Depositor to the Issuer. Pursuant to the Indenture, the Issuer will pledge the Trust Estate to the Indenture Trustee for the benefit of the Owners of the Notes. The foregoing does not constitute and is not intended to result in the creation or assumption by the Issuer, the Custodian, the Indenture Trustee or any Owner of any obligation of the Seller, the Servicer, OAC or any other Person in connection with the Receivable Documents or under any agreement or instrument relating thereto, including any obligation to make future advances.

         In consideration of such transfers, the Transferor will pay to the Seller in cash a purchase price equal to the Purchase Price of each Receivable transferred, the Depositor will pay to the Transferor in cash a purchase price equal to the Purchase Price of each Receivable transferred and the Issuer will pay to the Depositor in cash the net proceeds of the sale of Notes with respect to each Receivable, with the difference between the Purchase Price of each Receivable and the net proceeds of the Notes related thereto to be deemed a capital contribution by the Depositor to the Issuer. The purchase price or capital contribution due with respect to Receivables transferred on the Closing Date will be payable on the Closing Date. The purchase price or capital contribution due with respect to Receivables transferred on any Addition Date will be payable as and when agreed by the Issuer, the Depositor, the Transferor and the Seller, but not later than the seventh day after such Addition Date.

         In the event that any such conveyance is deemed to be a loan, the parties intend that such conveyance be deemed to constitute a security interest granted by the Person described above as selling the Trust Estate pursuant to such conveyance in favor of the Person described above as purchasing the Trust Estate in such conveyance, that with respect to such conveyance this Agreement shall constitute a security agreement under applicable law, and that any subsequent conveyances pursuant to this Agreement shall be deemed to be assignments of such secured party's security interest.

         In connection with the sale, transfer, assignment, and conveyance from the Seller to the Transferor, the Seller has filed, in the appropriate office or offices in the State of Delaware, a UCC-1 financing statement executed by the Seller as debtor, naming the Transferor as secured party, naming the Indenture Trustee as assignee of the secured party and listing the Receivables and the other property described above as collateral. The characterization of the Seller as the debtor and the Transferor as the secured party in such financing statements is solely for protective purposes and shall in no way be construed as being contrary to the intent of the parties that this transaction be treated as a sale of the Seller's entire right, title and interest in the Receivables. In connection with such filing, the Seller agrees that it shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Transferor's interest in the Receivables.

         In connection with the sale, transfer, assignment, and conveyance from the Transferor to the Depositor, the Transferor has filed, in the appropriate office or offices in the State of Delaware, a UCC-1 financing statement executed by the Transferor as debtor, naming the Depositor as secured party, naming the Indenture Trustee as assignee of the secured party and listing the Receivables and the other property described above as collateral. The characterization of the Transferor as the debtor and the Depositor as the secured party in such financing statements is solely for protective purposes and shall in no way be construed as being contrary to the intent of the parties that this transaction be treated as a sale of the Transferor's entire right, title and interest in the Receivables. In connection with such filing, the Transferor agrees that it shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Depositor's interest in the Receivables.

         In connection with the sale, transfer, assignment, and conveyance from the Depositor to the Issuer, the Depositor has filed, in the appropriate office or offices in the States of Delaware, a UCC-1 financing statement executed by the Depositor as debtor, naming the Issuer as secured party, naming the Indenture Trustee as assignee of the secured party and listing the Receivables and the other property described above as collateral. The characterization of the Depositor as the debtor and the Issuer as the secured party in such financing statements is solely for protective purposes and shall in no way be construed as being contrary to the intent of the parties that this transaction be treated as a sale of the Depositor's entire right, title and interest in the Trust Estate. In connection with such filing, the Depositor agrees that it shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Issuer's interest in the Trust Estate.

         In connection with the pledge of the Trust Estate from the Issuer to the Indenture Trustee, on behalf of the Owners of the Notes, the Issuer has filed, in the appropriate office or offices in the State of Delaware, a UCC-1 Financing Statement executed by the Issuer as debtor, naming the Indenture Trustee, for the benefit of the Owners of the Notes, as the secured party and listing the Receivables and the other property described above as collateral. In connection with such filing, the Issuer agrees that it shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Indenture Trustee's interest in the Trust Estate for the benefit of the Owners of the Notes.

                  (a) Each of the Depositor, the Transferor and the Seller hereby agrees (i) on or prior to the Closing Date, in the case of the Initial Receivables and (ii) on or prior to the applicable Addition Date, in the case of Additional Receivables, to make the appropriate entries in its general accounting records, to indicate that Receivables have been transferred to the Indenture Trustee and constitute part of the Issuer in accordance with the terms of the trust created thereunder.

                  (b) Upon the occurrence of an Assignment Event, as promptly as practicable but in no event more than 45 days thereafter, the Servicer shall, at its expense, with respect to each Mortgage Loan as to which an Assignment of Mortgage has not already been recorded, record an Assignment of Mortgage in favor of the Indenture Trustee (which may be a blanket assignment if permitted by applicable law) in the appropriate real property or other records, provided, further that, if recording information for the related Mortgage is not available, such assignment of the Mortgage need not be recorded until such recording information is received by the Servicer, whereupon, if an Assignment Event has occurred and is continuing, the Servicer shall promptly submit such assignment for recordation. The Indenture Trustee or the Custodian shall deliver to the Servicer any Assignments of Mortgage held in the Files and required by the Servicer for such filings. The Indenture Trustee is hereby appointed as the attorney-in-fact of the Servicer with the power to prepare, execute and record such Assignments of Mortgages in the event that the Servicer fails to do so on a timely basis as provided in this paragraph.

                  (c) Neither the Custodian nor Indenture Trustee shall have any responsibility for reviewing any File except as expressly provided in this Section 2.3 or the Custodial Agreement. In reviewing any File pursuant to this Section, the Custodian shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Indenture Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any Person executing any document is authorized to do so or whether any signature thereon is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

         Section 2.4 Acceptance by Indenture Trustee. The Indenture Trustee hereby acknowledges the sale and assignment of the Receivables. If the Seller or the Servicer is given notice under Section 2.1(b) or 2.2(b) of a breach of a representation as provided therein and if the Seller does not correct or cure such omission or defect within the 30-day or 60-day period specified in Section 2.1(b) or 2.2(b), as the case may be, the Seller shall purchase such Receivable from the Issuer as of the Determination Date in the month in which such period expired at the Loan Purchase Price of such Receivable if the failure to so purchase such Receivable would cause a Borrowing Base Deficiency to exist. In addition, pursuant to Section 4.15, the Servicer may, but shall have no obligation to, repurchase certain other Receivables by paying to the Indenture Trustee for deposit to the Note Account the Loan Purchase Price therefor. The Loan Purchase Price for the purchased Receivable shall be deposited in the Note Account no later than the Business Day prior to the succeeding Payment Date after the obligation to purchase such Receivable arises or the Seller elects to repurchase such Receivable; provided that, upon receipt by the Indenture Trustee of written notification of such deposit signed by an officer of the Seller or the Servicer, the Indenture Trustee or the Custodian shall release to the Seller or the Servicer, as applicable, the related File and the Indenture Trustee shall execute and deliver a release of lien in the form of Exhibit D hereto. It is understood and agreed that the obligation of the Seller to purchase any Receivable as to which a material defect in or breach exists shall constitute the sole remedy against the Seller respecting such defect or omission available to the Depositor, the Issuer, the Transferor, the Owners and the Indenture Trustee on behalf of Owners.

         The Servicer, promptly following the transfer of a Defective Receivable from the Issuer pursuant to this Section 2.4 shall deliver an Amended and Restated Schedule of Receivables and make appropriate entries in its records to reflect such transfer.

         Section 2.5 Additional Receivables. Without further action on the part of any party hereto, on each Business Day on or prior to the Final Addition Date, subject to and in compliance with the conditions set forth below and in
Section 2.3, all Contracts and Mortgage Loans originated or acquired by the Seller and identified on a Schedule of Receivables shall be included as Receivables as of the applicable Additional Cut-Off Date, provided that the related Contract or Mortgage Note has been delivered to the Custodian. On the Addition Date with respect to any such Additional Receivables, the Transferor shall purchase from the Seller, and the Seller will sell to the Transferor, and the Depositor shall purchase from the Transferor, and the Transferor will sell to the Depositor, and the Issuer shall purchase from the Depositor, and the Depositor will sell to the Issuer, such Additional Receivables, in each case the Loan Balance sold being established as of the close of business on the applicable Additional Cut-Off Date. In connection with the Additional
Receivables:

                           (i) on or before the Business Day immediately preceding each Borrowing Date or on the date any Monthly Report is delivered and together with each notice of Borrowing, the Seller shall give the Depositor, the Custodian, the Indenture Trustee and the Class A Note Agent an amended and restated Schedule of Receivables (an "Amended and Restated Schedule of Receivables"); and

                           (ii) if necessary, the Seller shall deliver to the Depositor, the Indenture Trustee and the Class A Note Agent copies of UCC-1 financing statements covering the Additional Receivables and perfecting the Transferor's, the Depositor's, the Issuer's and the Indenture Trustee's respective interests therein; and

                           (iii) neither the Transferor, the Depositor nor the Issuer shall purchase, nor shall the Seller, the Transferor or the Depositor sell, Contracts or Mortgage Loans if, prior to giving effect to such sale, the Borrowing Base exceeds $200,000,000, the Issuer is unable to borrow under Section 10.1 of the Indenture or an Event of Default has occurred and is continuing under the Indenture, provided that the obligation of the Transferor, the Depositor and the Issuer to purchase, and the obligation of the Seller, the Transferor and the Depositor to sell, Receivables shall resume immediately if the Borrowing Base is less than $200,000,000, the Issuer may borrow under
         Section 10.1 of the Indenture and no Event of Default has occurred and is continuing.

         Section 2.6 Books and Records. The sale of each Receivable shall be reflected in the Seller's, the Transferor's and the Depositor's balance sheets and other financial statements as a sale of assets by the Seller, the Transferor and the Depositor, as the case may be, under generally accepted accounting principles. The consolidated financial statements of OHC will contain a note in substantially the following form:

                  In January, 2003 the Company entered into a sale and servicing agreement and certain related agreements pursuant to which Oakwood Acceptance Corporation, LLC ("OAC") sells consumer loans to an unaffiliated entity, which in turn sells the loans to Oak Leaf Holdings, LLC ("Oak Leaf"), a special-purpose entity majority owned by Oakwood Capital Corporation, a subsidiary of OAC. Oak Leaf then sells the loans to OMI Note Trust 2003-A (the "Trust"). A majority of the purchase price for the loans purchased by the Trust from Oak Leaf is paid in cash, using the proceeds of debt obligations of the Trust sold by the Trust to a financial institution pursuant to a note purchase agreement expiring in February 2004. Such consumer loans (i) are carried on the financial statements of OAC and OHC solely as a result of the consolidation of the financial statements of the Oak Leaf with OAC, (ii) are no longer owned by OAC for state law purposes, and (iii) are not available to satisfy the claims of creditors of OAC.

         Section 2.7 Representations of Seller regarding Mortgage Loans. Without diminishing or derogating the intentions of the parties expressed in Section 2.3 that the transfers pursuant to this Agreement are to be treated as sales, the Seller hereby makes the following representations and warranties, which shall survive the execution and delivery of this Agreement and which may not be waived unless Standard & Poor's shall have consented thereto:

                  (a) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) granted by the Seller to the Transferor, creates a valid and continuing security interest granted by the Transferor to the Depositor, and creates a valid and continuing security interest granted by the Depositor Issuer, in each case, in the Receivables arising under Mortgage Loans, each of which security interests is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller, the Transferor and the Depositor, respectively.

                  (b) Each Mortgage Note constitutes an "instrument" within the meaning of the applicable UCC.

                  (c) The Seller, prior to the conveyances hereunder, owns and has good and marketable title to the Receivables arising under Mortgage Loans free and clear of any Lien, claim or encumbrance of any Person.

                  (d) The Seller has received all consents and approvals required by the terms of the Mortgage Loans to the grants of security interests in the Receivables arising under such Mortgage Loans hereunder by the Seller to the Transferor, by the Transferor to the Depositor and by the Depositor to the Issuer.

                  (e) All original executed copies of each Mortgage Note that constitutes or evidences Receivables transferred hereunder have been delivered to the Custodian.

                  (f) The Seller has received a written acknowledgment from the Custodian that the Custodian is holding the Mortgage Notes that constitute or evidence Receivables transferred hereunder solely on behalf and for the benefit of the Indenture Trustee.

                  (g) Other than the security interest granted to the Transferor pursuant to this Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables transferred hereunder. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Receivables transferred hereunder other than any financing statement relating to the security interest granted to the Transferor hereunder or that has been terminated. The Seller is not aware of any judgment or tax lien filings against the Seller.

                  (h) None of the Mortgage Notes that constitute or evidence Receivables transferred hereunder has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.

         Section 2.8 Representations of Seller regarding Contracts. Without diminishing or derogating the intentions of the parties expressed in Section 2.3 that the transfers pursuant to this Agreement are to be treated as sales, the Seller hereby makes the following representations and warranties, which shall survive the execution and delivery of this Agreement and which may not be waived unless Standard & Poor's shall have confirmed that such waiver will not result in a withdrawal or reduction of any rating of the Senior Notes then in effect:

                  (a) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) granted by the Seller to the Transferor, creates a valid and continuing security interest granted by the Transferor to the Depositor, and creates a valid and continuing security interest granted by the Depositor Issuer, in each case, in the Receivables arising under Contracts, each of which security interests is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller, the Transferor and the Depositor, respectively.

                  (b) The Seller has taken all steps necessary to perfect its security interest against the related Obligor in the property securing each Receivable arising under a Contract.

                  (c) Each Contract constitutes "tangible chattel paper" within the meaning of the applicable UCC.

                  (d) The Seller, prior to the conveyances hereunder, owns and has good and marketable title to the Receivables arising under Contracts free and clear of any Lien, claim or encumbrance of any Person.

                  (e) All original executed copies of each Contract that constitutes or evidences Receivables transferred hereunder have been delivered to the Custodian.

                  (f) The Seller has received a written acknowledgment from the Custodian that the Custodian is holding the Contracts that constitute or evidence Collateral solely on behalf and for the benefit of the Indenture Trustee.

                  (g) Other than the security interest granted to the Transferor pursuant to this Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables transferred hereunder. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Receivables transferred hereunder other than any financing statement relating to the security interest granted to the Transferor hereunder or that has been terminated. The Seller is not aware of any judgment or tax lien filings against the Seller.

                  (h) None of the Contracts that constitute or evidence Receivables transferred hereunder has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.

                                END OF ARTICLE II

                                  ARTICLE III

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

         Section 3.1 Establishment of Accounts. The Indenture Trustee shall establish and maintain, at the Corporate Trust Office, one or more separate trust accounts (the "Note Account") titled "JPMorgan Chase Bank, as Indenture Trustee of OMI Note Trust 2003-A, Note Account" and a separate trust account (the "Servicing Transition Account") titled "JPMorgan Chase Bank, as Indenture Trustee of OMI Note Trust 2003-A, Servicing Transition Account". Each of the Note Account and the Servicing Transition Account shall be an Eligible Account. Each of the Note Account and the Servicing Transition Account shall be held by or for the benefit of the Indenture Trustee on behalf of the holders of the Notes, and shall be either in the Indenture Trustee's name or designated in a manner that reflects the custodial nature of the account and that all funds in such account are held for the benefit of the Indenture Trustee. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Note Account and the Servicing Transition Account and in all proceeds thereof and all such funds, investments, proceeds and income shall be part of the Trust Estate. Except as otherwise provided herein, the Note Account and the Servicing Transition Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the holders of the Notes. If, at any time, either of the Note Account or the Servicing Transition Account ceases to be an Eligible Account, the Indenture Trustee (or the Servicer on its behalf) shall within five Business Days (or such longer period as to which each Rating Agency initially rating the Senior Notes may consent) establish a new Note Account or Servicing Transition Account, as the case may be, as an Eligible Account and shall transfer any cash and/or any investments to such new Note Account or Servicing Transition Account, as the case may be. In connection with the foregoing, the Servicer agrees that, in the event that either of the Note Account or the Servicing Transition Account is not an account with the Indenture Trustee, the Servicer shall notify the Indenture Trustee in writing promptly upon either of the Note Account or the Servicing Transition Account ceasing to be an Eligible Account.

         Section 3.2 Flow of Funds. On each Payment Date, after giving effect to
(i) Borrowings on such day and the disbursements of the proceeds of such Borrowings, (ii) the purchase of Receivables and the payment of the Purchase Price for Receivables transferred pursuant hereto as reflected in the Amended and Restated Schedule of Receivables delivered on such day and (iii) any purchases or repurchases of Receivables by the Seller or Servicer pursuant to the terms hereof on such day and the payment of the Loan Purchase Price therefor, the Indenture Trustee shall withdraw Available Funds from the Note Account and make the following allocations or disbursements from such Available Funds in the following order of priority, and each such disbursement shall be treated as having occurred only after all preceding allocations or disbursements have occurred:

                           (i) First, to the Backup Servicer, the Backup Servicing Fee then due, and to the Owner Trustee, the Indenture Trustee and the Custodian, the related accrued and unpaid fees then due, and, to the Owner Trustee, the Indenture Trustee and the Custodian, in an amount not to exceed $500,000 in any calendar year, for the reimbursement of the accrued and unpaid expenses of, and, to the extent not paid by the Seller or the Servicer, amounts due under indemnification provisions to, the Owner Trustee, the Indenture

         Trustee and Custodian incurred in connection with their duties and obligations under the Operative Documents;

                           (ii) Second, to the Servicer, if not OSHC or an Affiliate of OSHC, the Servicing Fee;

                           (iii) Third, for distribution pursuant to the Indenture, the Class A Current Interest;

                           (iv) Fourth, for distribution pursuant to the Indenture, (a) if no Event of Default shall have occurred and be continuing, the principal amount of Class A Notes which are required to be repaid to prevent the existence of a Borrowing Base Deficiency after giving effect to all distributions under this Section 3.2 on such Payment Date and (b) if an Event of Default shall have occurred and be continuing, the lesser of the Class A Note Principal Balance and the Available Funds remaining after giving effect to all prior distributions under this Section 3.2 on such Payment Date;

                           (v) Fifth, for distribution pursuant to the Indenture, any other amounts then due and payable to the Owners of the Class A Notes under this Agreement, any Class A Note or the Note Purchase Agreement;

                           (vi) Sixth, after the Final Addition Date, for distribution pursuant to the Indenture, the Class A Note Principal Balance;

                           (vii) Seventh, to the Owner Trustee, the Indenture Trustee and the Custodian, to the extent not paid pursuant to clause "First", for the reimbursement of the fees and expenses of, and, to the extent not paid by the Seller, the Servicer or any Subservicer, the payment of amounts due under indemnification provisions to, the Owner Trustee, the Indenture Trustee and Custodian incurred in connection with their duties and obligations under the Operative Documents;

                           (viii) Eighth, for distribution pursuant to the Indenture, any amount which the Issuer (acting at the direction of a majority of the Percentage Interests of the Certificates), by prior written notice to the Indenture Trustee, elects to have applied to reduce the principal amount of Class A Notes;

                           (ix) Ninth, to the Servicer, if OSHC, or an Affiliate of OSHC, the Servicing Fee;

                           (x) Tenth, to the Certificate Distribution Account, the remainder or such lesser amount as the Issuer (acting at the direction of a majority of the Percentage Interests of the Certificates), by prior written notice to the Indenture Trustee, elects to have distributed to the Certificateholders; and

                           (xi) Eleventh, any remainder to remain on deposit in the Note Account..

         Section 3.3       Investment of Accounts.

                  (a) Consistent with any requirements of the Code, all or a portion of any Account held by the Indenture Trustee for the benefit of the Owners shall be invested and reinvested by the Indenture Trustee in trust for the benefit of the Owners, as directed in writing by the Servicer, in one or more Eligible Investments. The bank serving as Indenture Trustee or any Affiliate thereof may be the obligor on any investment which otherwise qualifies as an Eligible Investment. No investment in any Account shall mature later than the Business Day immediately preceding the next Payment Date (except that if such Eligible Investment is an obligation of the Indenture Trustee, then such Eligible Investment shall mature not later than such Payment Date).

                  (b) If any amounts are needed for disbursement from any Account held by the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. No investments will be liquidated prior to maturity unless the proceeds thereof are needed for disbursement.

                  (c) Subject to the terms of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any loss on any Eligible Investment included therein (except to the extent that the bank serving as Indenture Trustee is the obligor thereon).

                  (d) If the Servicer shall have failed to give investment directions to the Indenture Trustee as specified in section (a) above then the Indenture Trustee shall invest in federal funds described in clause (a) of the definition of "Eligible Investments" to be redeemable without penalty no later than the Business Day immediately preceding the next Payment Date.

                  (e) All income or other gain from investments in any Account held by the Indenture Trustee shall be deposited in such Account immediately on receipt, and any loss resulting from such investments shall be charged to such Account.

         Section 3.4 Payment of Issuer Expenses.

         (a) The Servicer shall promptly pay the amount of the fees and expenses of the Indenture Trustee, Backup Servicer, the Owner Trustee and the Custodian not covered or paid by Section 3.2.

         (b) The Seller shall pay directly on the Closing Date the reasonable fees and expenses of counsel to the Indenture Trustee, the Custodian, the Backup Servicer and the Owner Trustee.

         (c) Each of the Seller and Servicer accepts its obligations and agrees to perform the duties assigned to it in the Trust Agreement and the Indenture.

         Section 3.5 Accounting and Directions by Servicer. By 12:00 noon, New York time, on the Business Day preceding each Payment Date (or such earlier date as shall be agreed by the Servicer and the Indenture Trustee), the Servicer shall notify the Depositor, the Seller, the Indenture Trustee and the Class A Note Agent, of the following information with respect to such Payment Date (which notification may be given by facsimile:

                           (1) The aggregate amount on deposit in the Note Account as of the close of business on the preceding Determination Date;

                           (2)      The Class A Current Interest; and

                           (3) The Class A Note Principal Balance before giving effect to payments on such Payment Date

         Section 3.6 Reports by the Servicer to Class A Note Agent.

                  (a) On each Payment Date, the Servicer shall prepare and transmit to the Owner Trustee, the Indenture Trustee and the Class A Note Agent a report that contains the following:

                           (i) the amount of all distributions allocable to principal on the Class A Notes;

                           (ii) the amount of all distributions allocable to interest on the Class A Notes;

                           (iii) the amount of the distribution of any other amounts with respect to the Owners of the Class A Notes;

                           (iv) all other amounts distributed pursuant to
         Section 3.2;

                           (v) if the interest amount portion paid to the Owners of the Class A Notes on such Payment Date was less than the Class A Current Interest on such Payment Date, the Class A Carry Forward Amount resulting therefrom;

                           (vi) the principal amount of the Class A Notes which will be Outstanding after giving effect to any payment of principal on such Payment Date and the Borrowing Base as of the close of business on the second preceding Business Day;

                           (vii) the weighted average Receivable Rate of the Receivables based on the Loan Balances of the Receivables as of the close of business on the second preceding Business Day; and

                           (viii) any other information reasonably requested by the Class A Note Agent.

                  (b) In addition, on each Payment Date, the Servicer will furnish to the Owner Trustee, the Indenture Trustee and the Class A Note Agent, together with the information described in subsection (a) preceding, the following information:

                           (i) the number and aggregate principal balances of Receivables (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and
         (c) 90 or more days Delinquent, as of the close of business on the last day of the related Collection Period, (d) the numbers and aggregate Loan Balances of all Receivables as of the last day of the related Collection

         Period and (e) the percentage that each of the amounts represented by clauses (a), (b) and (c) represent as a percentage of the respective amounts in clause (d);

                           (ii) all Loan Repurchase Prices paid with respect to the preceding Collection Period; and

                           (iii) the Loan Balance of any REO Property or Repo Properties as of the last day of the related Collection Period, together with such other information thereto as the Class A Note Agent may reasonably request.

         Section 3.7 Reports by Servicer.

                  (a) The Servicer shall report to the Indenture Trustee, the Depositor, the Seller and the Class A Note Agent, with respect to the amount on deposit in the Note Account and the identity of the investments included therein, as any of them may from time to time reasonably request. Without limiting the generality of the foregoing, the Servicer shall, at the reasonable request of the Issuer, the Indenture Trustee, the Depositor, the Seller or the Class A Note Agent transmit promptly to each of them copies of all accountings of receipts in respect of the Receivables.

                  (b) The Indenture Trustee shall report to the Class A Note Agent, the Servicer, the Seller and the Depositor with respect to any written notices it may from time to time receive which provide an Authorized Officer with actual knowledge that any of the statements set forth in Section 2.2(a) hereof are inaccurate.

         Section 3.8 Sale of Receivables. The Issuer (acting with the consent of a majority of the Percentage Interests of the Certificates) may from time to time sell Receivables for a purchase price not less than an amount equal to (A) the sum of (i) the Loan Balance of such Receivables as of the date of purchase;
(ii) all accrued and unpaid interest on such Receivables to the Payment Date or Interim Payment Date (as defined below) on which such amount is included in Available Funds; and (iii) all unreimbursed Delinquency Advances and Servicing Advances related thereto or (B) such other price as the Indenture Trustee (acting at the direction of the Class A Note Agent (acting at the direction of a majority of the Percentage Interests of the Notes)) and the Issuer (acting at the direction of a majority of the Percentage Interests of the Certificates) shall approve. With prior written notice to the Indenture Trustee, the Issuer may apply the proceeds of any such purchase on a date (an "Interim Payment Date") prior to the succeeding Payment Date pursuant to Section 3.2 to the repayment of some or all of the outstanding principal of the Class A Notes and interest accrued thereon to such Interim Payment Date and to make payments to the Certificateholders, provided that amounts sufficient in the sole judgment of the Class A Note Agent (acting at the direction of the Required Purchasers (as defined in the Note Purchase Agreement)) to make any payments of interest, fees and expenses due on such succeeding Payment Date are already on deposit or are deposited from the proceeds of such purchase in the Note Account.


         Section 3.9 The Servicing Transition Reserve Account.

                  (a) On the Closing Date, the Servicer shall deposit $175,000 in the Servicing Transition Account.

                  (b) The Indenture Trustee shall release amounts on deposit in the Servicing Transition Account to the successor Servicer to OSHC, if any, from time to time upon the receipt of written certification of such successor Servicer that OSHC has not reimbursed to such successor Servicer costs and expenses incurred by such successor Servicer pursuant to the last sentence of Section 6.1. Each such certification shall list such reimbursable expenses in reasonable detail..

                  (c) On the earlier of (i) the date that this Agreement is terminated and (ii) the date the long-term unsecured senior debt rating of OHC is rated at least "Baa3" by Moody's and "BBB-" by Standard & Poor's, the Indenture Trustee shall withdraw (or direct the holder of the applicable account to withdraw) all amounts on deposit in the Servicing Transition Reserve Account and pay such amounts to OAC and at such time the Servicing Transition Account shall be closed.

                               END OF ARTICLE III

                                   ARTICLE IV

                          ADMINISTRATION AND SERVICING
                                 OF RECEIVABLES

         Section 4.1 The Servicer.

                  (a) The Servicer, as independent contract servicer, shall, for the period described in Section 4.19, service and administer the Receivables and shall have full power and authority, acting alone (except as provided by Section 5.5), to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement, the terms of the Receivables and applicable law. The Servicer, upon receipt of the consent of the Majority Noteholders (such consent not to be unreasonably withheld) may enter into Subservicing Agreements for any servicing and administration of Receivables with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement. The Servicer shall give written notice to the Indenture Trustee of the appointment of any Subservicer. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and either itself directly service the related Receivables or enter into a Subservicing Agreement with a successor Subservicer which qualifies hereunder.

                  (b) Notwithstanding any Subservicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable for the servicing and administering of the Receivables in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Receivables when the Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  (c) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Receivables involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Indenture Trustee and Owners shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 4.1(d). The Servicer shall be solely liable for all fees owed by it to any Subservicer irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

                  (d) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of a Servicer Termination Event), the Backup Servicer or the designee of the Indenture Trustee shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the Indenture Trustee or the Backup Servicer elects to terminate any Subservicing Agreement. Any fee payable in connection with such a termination will be payable by the outgoing Servicer. If the Indenture Trustee or the Backup Servicer does not terminate a Subservicing Agreement, the Backup Servicer, the Indenture Trustee or the successor servicer for the Indenture Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements with regard to events that occurred prior to the date the Servicer ceased to be the Servicer hereunder. The Servicer, at its expense and without right of reimbursement therefor, shall, upon the request of the Indenture Trustee or the Backup Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Receivables then being serviced and an accounting of amounts collected and held by it and otherwise effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

                  (e) Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Receivable or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Obligor if in the Servicer's good faith determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Owners, provided, however, that (unless the Obligor is in default with respect to the Receivable, or such default is, in the judgment of the Servicer, imminent) the Servicer may not permit any modification with respect to any Receivable that would change the Receivable Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Receivable) or extend, whether pursuant to one or more extensions, the final maturity date on the Receivable more than twelve months beyond the final maturity date of the Receivable as of the Cut-Off Date or Additional Cut-Off Date with respect to such Receivable. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Indenture Trustee and the Issuer, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments with respect to the Receivables and with respect to the Manufactured Homes and the Mortgaged Properties. If reasonably required by the Servicer, the Indenture Trustee shall furnish the Servicer with limited powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

         Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Receivables, shall employ or cause to be employed procedures (including collection, repossession and sale, foreclosure and REO Property/Repo Property management procedures) and exercise the same care that it customarily employs and exercises in servicing and administering Mortgage Loans and Contracts for its own account, and shall otherwise service and administer the Receivables in accordance with accepted servicing practices of prudent lending institutions servicing loans similar to the Receivables in the related jurisdictions and giving due consideration to the Owners' reliance on the Servicer (the "Servicing Standard").

                  (f) On and after such time as the Indenture Trustee receives the resignation of, or notice of the removal of, the Servicer from its rights and obligations under this Agreement, and with respect to resignation pursuant to Section 5.4, after receipt by the Indenture Trustee of the Opinion of Counsel required pursuant to Section 5.4, the Backup Servicer or the Indenture Trustee's designee shall assume all of the rights and obligations of the Servicer, subject to Section 6.2. Upon any such resignation or removal, the Servicer shall, upon request of the Indenture Trustee but at the expense of the Servicer, deliver to the Backup Servicer or the Indenture Trustee all documents and records relating to the Receivables and an accounting of amounts collected and held by the Servicer and otherwise effect the orderly and efficient transfer of servicing rights and obligations to the assuming party.

                  (g) The Servicer shall deliver a list of Servicing Officers to the Indenture Trustee on or before the Closing Date and shall revise such list from time to time, as appropriate, and shall deliver all revisions promptly to the Indenture Trustee.

         Section 4.2 Collection of Certain Receivable Payments.

                  (a) The Servicer shall make reasonable efforts consistent with the Servicing Standards to collect all payments called for under the terms and provisions of the Receivables and shall follow such collection procedures as shall be consistent with the Servicing Standard and without limiting the generality of the foregoing, the Servicer may in its discretion (i) waive any prepayment penalty or late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Receivable and
(ii) arrange with an Obligor a schedule for the payment of interest, principal and other amounts due and unpaid; provided that such arrangement is consistent with the Servicer's policies with respect to the mortgage loans and contracts it owns or services and with Section 4.1; provided, further, that notwithstanding such arrangement such Receivables will be included in the monthly information delivered by the Servicer to the Indenture Trustee pursuant to Section 4.16.

                  (b) Within two Business Days following receipt thereof the Servicer shall instruct Lock-Box Banks to transfer into the Note Account the following payments and collections received or made by it with respect to each Receivable (without duplication):

                           (i) all payments received after the applicable Cut-Off Date or Additional Cut-Off Date on account of principal on the Receivables, including any amounts received pursuant to Section 3.8 and any Delinquency Advances;

                           (ii) all payments received after the applicable Cut-Off Date or Additional Cut-Off Date on account of interest on the Receivables, including any amounts received pursuant to Section 3.8 and any Delinquency Advances;

                           (iii) all Net Liquidation Proceeds net of related Foreclosure Profits;

                           (iv) all Insurance Proceeds;

                           (v) any amounts payable in connection with the repurchase of any Receivable pursuant to Sections 2.1, 2.2, and 4.15;

                           (vi) all Released Mortgaged Property Proceeds;

                           (vii) to the extent not set forth above, any amount required to be deposited in the Note Account pursuant to Sections 3.3(e) or 4.6 or any other provision of this Agreement; and

                           (viii) any amounts deposited by the Issuer in the Note Account pursuant to the last sentence of this Section 4.2(b).

The foregoing requirements respecting deposits to the Note Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit, or instruct the Lock-Box Banks to deposit, in the Note Account amounts representing Foreclosure Profits, fees (including annual fees), late charge penalties or other amounts to which the Servicer is entitled pursuant hereto or other amounts received by the Servicer for the accounts of Obligors for application toward the payment of taxes, insurance premiums, assessments and similar items. On any day, the Issuer may deposit such amounts as it may elect, in its sole discretion, in the Note Account.

                  (c) All funds in the Note Account shall be invested as provided in Section 3.3.

                  (d) Each of the Servicer and Seller will instruct all Obligors to cause all Collections of Receivables to be deposited directly to a Lock-Box Account with a Lock-Box Bank. Each Lock-Box Account will be maintained in the name of the Indenture Trustee, in trust for, among others, the Indenture Trustee. Neither the Servicer nor Seller will add or terminate any bank as a Lock-Box Bank from those listed in Schedule III or make any change in its instructions to Obligors regarding payments to be made in respect of the Receivables or payments to be made to any Lock-Box Bank, unless the Indenture Trustee and the Class A Note Agent shall have received notice of, and the Class A Note Agent shall have consented in writing to, such addition, termination or change and duly executed copies of agreements with each new Lock-Box Bank. If there shall be any dispute as the application of funds in the Lock-Box Account allocable to the Receivables among any of the Seller, the Servicer, the Depositor, the Owners or the Class A Note Agent, the Indenture Trustee shall follow the instructions of the Class A Note Agent with respect thereto.

         Section 4.3 Withdrawals from the Note Account. The Indenture Trustee and, to the extent provided by the last sentence of this Section 4.3, the Servicer shall withdraw or cause to be withdrawn funds from the Note Account for the following purposes pursuant to the written direction of the Servicer:

                  (a)      to make distributions pursuant to Section 3.2;

                  (b) pursuant to the last sentence of this Section 4.3, to reimburse the Servicer for any unreimbursed Servicing Advances or Delinquency Advances;

                  (c) to withdraw any amount received from a Obligor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

                  (d) subject to Section 3.3 hereof, to make investments in Eligible Investments;

                  (e) to withdraw any funds deposited in the Note Account that were not required to be deposited therein or were deposited therein in error and to pay such funds to the appropriate Person;

                  (f) to withdraw funds necessary for the conservation and disposition of REO Property or Repo Property pursuant to Section 4.6 to the extent not advanced by the Servicer or for any other purpose permitted by any other provision hereof; and

                  (g) to clear and terminate the Note Account upon the termination of this Agreement and to pay any amounts remaining therein to the Certificate Distribution Account.

The Servicer shall be permitted to withdraw amounts from the Note Account for the purposes set forth in clauses (c), (d), (e), and (f) and to reimburse itself for any Servicing Advances or Delinquency Advances previously made by the Servicer, which Servicing Advances or Delinquency remain unreimbursed to the Servicer, out of Related Proceeds or, if such Servicing Advances or Delinquency Advances have been determined by the Servicer to have become Non-Recoverable Advances, out of any funds on deposit in the Note Account pursuant to clause
(b).

         Section 4.4 Maintenance of Hazard Insurance; Property Protection Expenses.

                  (a) Standard Hazard Insurance. Except as otherwise provided in this Section 4.4(a), the Servicer shall cause to be maintained with respect to each Contract and Mortgage Loan one or more Standard Hazard Insurance Policies that provide, at a minimum, the same coverage as that provided by a standard form fire and extended coverage insurance policy that is customary for manufactured housing or residential real property (as applicable), providing coverage in an amount at least equal to the lesser of (1) the maximum insurable value of the related Manufactured Home or Mortgaged Property or (2) the principal balance due from the Obligor under such Contract or Mortgage Loan; provided, however, that in any event the amount of coverage provided by each Standard Hazard Insurance Policy must be sufficient to avoid the application of any co-insurance clause contained therein. As part of its collection responsibilities, the Servicer shall proceed to collect the premiums due on the Standard Hazard Insurance Policies from the Obligors in accordance with the degree of skill and care that is customarily used for such purpose in the manufactured home loan servicing industry (in the case of Contracts) and the residential mortgage loan servicing industry (in the case of Mortgage Loans). Each Standard Hazard Insurance Policy caused to be maintained by the Servicer shall contain a standard loss payee clause in favor of the Servicer and its successors and assigns. Any amounts received under any such policies shall be deposited initially into the Note Account within two Business Days of receipt.

         In lieu of causing individual Standard Hazard Insurance Policies to be maintained with respect to each Manufactured Home and Mortgaged Property pursuant to subsection (a) of this Section 4.4, the Servicer may, and with respect to each Repo Property and REO Property shall, maintain one or more blanket insurance policies, each issued by a Qualified Insurer, covering losses on the Obligors' interests in the Receivables relating to such Manufactured Homes and Mortgaged Properties resulting from the absence or insufficiency of such individual Standard

Hazard Insurance Policies. The Servicer shall pay the premium for any such policy on the basis described therein and shall pay any deductible amount with respect to claims under such policy relating to the Receivables covered thereby. All amounts collected by the Servicer under any such blanket policy and any payments by the Servicer of deductible amounts thereunder, in each case relating to an asset covered thereby, shall be deposited into the Note Account within two Business Days of Receipt, after payment to (or retention by) the Servicer of all Insured Expenses and Liquidation Expenses incurred by it with respect to the Manufactured Home or Mortgaged Property to which such recovery relates, as well as the amount of any Servicing Advances or Delinquency Advances made by the Servicer with respect to the related Receivable that have not been reimbursed to the Servicer.

                  (b) Primary Mortgage Insurance. The Servicer must maintain a Primary Mortgage Insurance Policy in full force and effect on each Mortgage Loan, if any, which is identified in the Schedule of Receivables as being covered by a Primary Mortgage Insurance Policy. Any such Primary Mortgage Insurance Policy must insure the portion of the Loan Balance of the related Mortgage Loan that exceeds 75% of the value of the related Mortgaged Property (as set forth in the appraisal obtained in connection with origination of the Mortgage Loan) (the Mortgaged Property's "Initial Value") unless such Primary Mortgage Insurance coverage has been waived in writing by the Seller at the time it purchases the Mortgage Loan or such Primary Mortgage Insurance is canceled under the circumstances described below. If a covered Mortgage Loan provides for negative amortization or the potential for negative amortization, the Primary Mortgage Insurance Policy must also insure any increase in the Loan Balance of the Mortgage Loan from the original principal balance of the related Mortgage Note. In the event that the rating assigned by any Rating Agency to the claims-paying ability of any related Mortgage Insurer is reduced, the Servicer will use its best efforts to replace each Primary Mortgage Insurance Policy issued by the downgraded Mortgage Insurer with a new Primary Mortgage Insurance Policy issued by an insurer whose claims-paying ability is acceptable to the Note Agent. The premium for any replacement policy shall not exceed the premium for any replaced policy.

The Servicer may cancel the Primary Mortgage Insurance Policy maintained with respect to any Mortgage Loan at the related Mortgagor's request if (subject to applicable law) the following conditions are met:

                  (1) The current Mortgage Loan-to-Value Ratio of the Mortgage Loan must be 80% or less;

                  (2) The Mortgage Loan may not have been 30 days or more delinquent at any time within the preceding twelve months; and

                  (3) There may not have been any other default under the terms of the Mortgage Loan at any time during the preceding twelve months.

         The Servicer must take all steps necessary to ensure the payment by each Mortgage Insurer of the maximum benefits available under the terms of the related Primary Mortgage Insurance Policy. The Servicer must work diligently with the Mortgage Insurer to determine whether such insurer will settle a claim under a Primary Mortgage Insurance Policy by taking title to the related Mortgaged Property or in some other manner. Upon receipt of any proceeds of a Primary Mortgage Insurance Policy, the Servicer must deposit such proceeds into the Note Account within two Business Days of receipt.

         Section 4.5 Fidelity Bond. The Servicer shall keep in force throughout the term of this Agreement a policy or policies of insurance issued by a Qualified Insurer covering errors and omissions in the performance of its obligations as Servicer hereunder, including failure to maintain insurance as required by this Agreement, and a fidelity bond covering the Servicer's performance under this Agreement. Such policy or policies and bond shall be in such form and amount as is generally customary among Persons that service a portfolio of manufactured housing installment sales contracts and installment loans having an aggregate principal amount of $100 million or more and which Persons are generally regarded as servicers acceptable to institutional investors. The Servicer shall cause to be delivered to the Indenture Trustee and the Class A Note Agent a certificate of insurance with respect to such fidelity bond and insurance policy.

         Section 4.6 Management and Realization Upon Defaulted Receivables. The Servicer shall manage, conserve, protect and operate each REO Property and Repo Property solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property or Repo Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property or Repo Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Owners.

         The Servicer shall cause to be deposited, within one Business Day of receipt thereof, in the Note Account, all revenues received with respect to the related REO Property or Repo Property and shall retain, or cause the Indenture Trustee to withdraw therefrom, funds necessary for the proper operation, management and maintenance of the REO Property or Repo Property and the fees of any managing agent acting on behalf of the Servicer.

         The disposition of REO Property and Repo Property shall be carried out by the Servicer for cash at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Owners and, as soon as practicable thereafter, the expenses of such sale shall be paid. The net cash proceeds of sale of the REO Property or Repo Property shall be promptly deposited in the Note Account in accordance with Section 4.2, net of Foreclosure Profits, for distribution to the Owners in accordance with Section 3.2.

         The Servicer shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties or Manufactured Homes securing such of the Receivables as come into and continue in default when no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 4.1 subject to the provisions contained in the last paragraph of this Section.

         In the event that title to any Mortgaged Property or Manufactured Homes is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the

Servicer or its nominee or as otherwise agreed among the Note Agent, the Servicer and the Indenture Trustee in writing.

         Section 4.7 Indenture Trustee to Cooperate. Upon any payment of the outstanding principal balance thereof in full or other satisfaction of a Receivable in accordance with the Credit and Collection Policy, the Servicer is authorized to execute, pursuant to the authorization contained in Section 4.1(e), an instrument of satisfaction regarding the related Mortgage or Contract, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Note Account. If the Indenture Trustee or the Custodian is holding the Files, from time to time and as appropriate for the servicing or foreclosure of any Receivable, the Indenture Trustee or the Custodian, as the case may be, shall, upon request of the Servicer and delivery to the Indenture Trustee or the Custodian, as the case may be, of a Request for Release, in the form attached as Exhibit D to the Custodial Agreement, signed by a Servicing Officer, release the related File to the Servicer, and the Indenture Trustee shall execute such documents in the forms provided by the Servicer, as shall be necessary for the prosecution of any such proceedings or the taking of other servicing actions. Such Request for Release shall obligate the Servicer to return the File to the Indenture Trustee or the Custodian when the need therefor by the Servicer no longer exists unless the Receivable shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that herein above specified, the Request for Release shall be released by the Indenture Trustee or the Custodian holding such Request for Release to the Servicer.

         In order to facilitate the foreclosure of the Mortgage securing any Receivable that is in default following recordation of the related Assignment of Mortgage in accordance with the provisions hereof, the Indenture Trustee shall, if so requested in writing by the Servicer, execute an appropriate assignment in the form provided to the Indenture Trustee by the Servicer to assign such Receivable for the purpose of collection to the Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only) and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Receivable and deposit or credit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the Note Account. In the event that all delinquent payments due under any such Receivable are paid by the Obligor and any other defaults are cured then the assignee for collection shall promptly reassign such Receivable to the Indenture Trustee and return it to the place where the related File was being maintained.

         Section 4.8 Servicing Compensation; Payment of Certain Expenses by Servicer. The Servicer shall be entitled to receive the Servicing Fee as compensation for its services in connection with servicing the Receivables. Moreover, additional servicing compensation in the form of prepayment penalties, late payment charges, bad check charges or assumption fees or other receipts not required to be deposited in the Note Account, including, without limitation, Foreclosure Profits and, subject to Section 4.2(b), investment income on the Note Account shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Issuer or the Owners) and shall not be entitled to reimbursement therefor except as specifically provided herein.

         Section 4.9 Annual Statement as to Compliance.

                  (a) The Servicer will deliver to the Indenture Trustee on or before the last day of the fourth month following the end of the Servicer's fiscal year ended September 30, beginning in January, 2004, an Officer's Certificate stating that (i) a review of the activities of the Servicer during the preceding fiscal year (or such shorter period as is applicable in the case of the first report) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such fiscal year in all material respects or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Servicer shall promptly notify the Seller and the Indenture Trustee upon any change in the basis on which its fiscal year is determined.

                  (b) The Servicer shall deliver to the Indenture Trustee, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which, with the giving of notice or the lapse of time or both, would become a Servicer Termination Event.

         Section 4.10 Annual Servicing Report. On or before the last day of the fourth month following the end of the Servicer's fiscal year ended September 30, beginning in January, 2003, the Servicer, at its expense, shall cause a firm of independent public accountants to furnish a letter or letters to the Depositor and the Indenture Trustee to the effect that such firm has, with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

         Section 4.11 Access to Certain Documentation and Information Regarding the Receivables. The Servicer shall provide to the Indenture Trustee, the Backup Servicer and the Class A Note Agent access to the documentation regarding the Receivables, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

         Section 4.12 Reports of Foreclosures and Abandonments of Mortgaged Properties,. The Servicer shall make reports of foreclosures and abandonments of any Receivable for each year beginning with the year 2003. The Servicer shall file reports relating to each instance occurring during the previous calendar year in which the Servicer (i) on behalf of the Issuer acquires an interest in any Receivable through foreclosure or other comparable conversion in full or partial satisfaction of a Receivable or (ii) knows or has reason to know that any Receivable has been abandoned.

         Section 4.13 Assumption Agreements. When a Mortgaged Property or Manufactured Home has been or is about to be conveyed by the Obligor, to the extent it has knowledge of such conveyance or prospective conveyance, the Servicer is authorized to enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which either (i) such person shall become liable under the Contract or Mortgage Note and related Mortgage, and the Obligor shall remain liable thereon or (ii) such person is substituted as Obligor and becomes liable under the Contract or Mortgage Note and related Mortgage. The Servicer shall notify the Indenture Trustee that any such substitution or assumption agreement has been completed by forwarding to the Custodian the original of such substitution or assumption agreement, which original shall be added by the Custodian to the related File and shall, for all purposes, be considered a part of such File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section, the Servicer shall not change the Receivable Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Receivable. Any fee collected by the Servicer for consenting to such conveyance or entering into such modification shall be retained by or paid to the Servicer as additional servicing compensation.

         Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Receivable by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

         Section 4.14 Payment of Taxes. Insurance and Other Charges. With respect to each Receivable, the Servicer shall not be required to maintain records relating to payment of taxes or insurance other than in connection with Servicing Advances made in respect thereof.

         Section 4.15 Optional Purchase of Defaulted Receivables. The Servicer, in its sole discretion, shall have the right, but not an obligation, to elect (by written notice sent to the Indenture Trustee) to purchase for its own account from the Issuer in the manner and at the price specified in Section 2.4 any Receivable which is 60 days or more past due, any Defaulted Receivable or any Receivable which previously was but is not then an Eligible Receivable other than because of clause (v) of the definition of such term. The Loan Purchase Price for any Receivable purchased hereunder shall be deposited in the Note Account. The Indenture Trustee, upon receipt of such deposit, shall release or cause to be released to the purchaser of such Receivable the related File and shall a release of lien in the form of Exhibit D hereto and the purchaser of such Receivable shall succeed to all the Issuer's right, title and interest in and to such Receivable and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Receivable shall thereupon own such Receivable, and all security and documents, free of any further obligation to the Indenture Trustee or the Owners with respect thereto.

         Section 4.16 Statements. Not later than 12:00 noon, New York time, on the Business Day prior to each Payment Date, the Servicer shall deliver to the Indenture Trustee and the Backup Servicer a monthly report (the "Monthly Report") in a form and format (which may be an electronic form) mutually agreeable to the Servicer, the Backup Servicer and the Indenture Trustee containing the information set forth in Exhibit A hereto (with such changes the Class A

Note Agent may approve from time to time) as to each Receivable as of the end of the preceding Collection Period and such other information as the Indenture Trustee or the Backup Servicer shall reasonably require, provided that each such Monthly Report shall contain a detailed calculation (such calculation to be performed by the Issuer) of the Borrowing Base as of latest practicable date, but in any event as of a date no earlier than the third Business Day prior to such Payment Date, showing, among other things, deductions for each type of overconcentration set forth in the definition of Excluded Receivables Balance and for any failure to satisfy eligibility criteria. Each Monthly Report shall be an Officer's Certificate.

         Section 4.17 Administrative Duties of the Issuer. The Servicer will monitor all of the administrative duties of the Issuer pursuant to the Operative Documents, and advise the Issuer of all actions required to be taken pursuant thereto. In this regard, the Servicer will prepare or cause to be prepared for execution and deliver to the Issuer any and all forms, reports, notices or other documents required of the Issuer pursuant to the Operative Documents. The Backup Servicer shall have no responsibility for any duties under this Section 4.17; the Depositor shall assume the duties of the Servicer under this Section 4.17 upon any termination of the Servicer pursuant to Section 6.1.

         Section 4.18 Backup Servicer.

                  (a) Prior to assuming any of the Servicer's rights and obligations hereunder the Backup Servicer shall only be responsible to perform those duties specifically imposed upon it by the provisions hereof and shall have no obligations or duties under any agreement to which it is not a party, including but not limited to the various agreements named herein. Such duties generally relate to following the provisions herein which would permit the Backup Servicer to assume some or all of the Servicer's rights and obligations hereunder with reasonable dispatch, following notice.

         The Backup Servicer, prior to assuming any of the Servicer's duties hereunder, may not resign hereunder unless it gives not less than 60 days' prior written notice to the Class A Note Agent, the Servicer and the Seller. No such resignation shall be effective until a successor Backup Servicer shall have been appointed pursuant hereto.

         In the event of the resignation of the Backup Servicer, the Servicer shall appoint a successor Backup Servicer reasonably acceptable to the Class A Note Agent and the Seller. If no Backup Servicer shall have been appointed on the scheduled date of the Backup Servicer's resignation, the Backup Servicer may petition a court of competent jurisdiction to appoint any established housing and home finance institution, bank or other mortgage loan or contract servicer having a net worth of not less than $25,000,000 as the successor to the Backup Servicer hereunder.

         The Backup Servicer shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if the repayment of such funds or adequate written indemnity against such risk or liability is not reasonably assured to it in writing prior to the expenditure or risk of such funds or incurrence of financial liability. Notwithstanding any provision to the contrary, the Backup Servicer, in its capacity as such, and not in its capacity as Successor Servicer, shall not be liable for any obligation of the Servicer contained in this Agreement, and the parties shall look only to the Servicer to perform such obligations.

                  (b) The Servicer shall have no liability, direct or indirect, to any party, for the acts or omissions of the Backup Servicer, whenever such acts or omissions occur whenever such liability is imposed.

                  (c) Notwithstanding anything to the contrary herein, the Class A Note Agent shall have the right to remove the Backup Servicer for cause and replace the Backup Servicer by giving 45 days written notice to the Backup Servicer. In the event that the Class A Note Agent exercises its right to remove and replace JPMorgan Chase Bank as Backup Servicer, JPMorgan Chase Bank shall have no further obligation to perform the duties of the Backup Servicer under this Agreement.

                  (d) The Servicer shall provide monthly, or as otherwise requested, to the Backup Servicer, or its agent, information on the Receivables sufficient to enable the Backup Servicer to assume the responsibilities as successor servicer and collect on the Receivables.

                  (e) Except as provided in this Agreement, the Backup Servicer may accept and reasonably rely on all accounting, records and work of the Servicer without audit, and the Backup Servicer shall have no liability for the acts or omissions of the Servicer. If any error, inaccuracy or omission (collectively, "Errors") exists in any information received from the Servicer, and such Errors should cause or materially contribute to the Backup Servicer making or continuing any Errors (collectively, "Continued Errors"), the Backup Servicer shall have no liability for such Continued Errors; provided, however, that this provision shall not protect the Backup Servicer against any liability that would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence in discovering or correcting any Error or in the performance of its or their duties hereunder or under this Agreement.

                  (f) The Backup Servicer and its officers, directors, employees, representatives and agents shall be indemnified by the Servicer from and against all claims, damages, losses or expenses incurred by the Backup Servicer (including reasonable attorney's fees and expenses) arising out of claims asserted against the Backup Servicer by third parties on any matter arising out of this Agreement to the extent the act or omission giving rise to the claim relates to an act or omission of the Servicer, the Seller, the Depositor or any of their Affiliates and accrues before the date on which the Backup Servicer assumes the duties of Servicer hereunder, and all claims, expenses, obligations, liabilities, losses, damages, injuries, penalties, stamp or other similar taxes, actions, suits, judgments, reasonable costs and expenses (including reasonable attorney's and agent's fees and expenses) of whatever kind or nature regardless of their merit, demanded, asserted or claimed against the Backup Servicer directly or indirectly relating to, or arising from, claims against the Backup Servicer by reason of its participation in the transactions contemplated hereby, including without limitation all reasonable costs required to be associated with claims for damages to persons or property, and reasonable attorneys' and consultants' fees and expenses and court costs except for any claims, damages, losses or expenses arising from the Backup Servicer's own gross negligence, bad faith or willful misconduct. The obligations of the Servicer under this Section 4.18(g) shall survive the satisfaction and discharge of this Agreement or the earlier resignation or removal of the Backup Servicer

         In the absence of bad faith on the part of the Backup Servicer, the Backup Servicer may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or pinions furnished to the Backup Servicer which conform to the requirements of this Agreement.

         The Backup Servicer shall not be liable for any error of judgment made in good faith by an officer or officers of the Backup Servicer, unless it shall be conclusively determined by a court of competent jurisdiction that the Backup Servicer was grossly negligent in ascertaining the pertinent facts.

         Whenever in the administration of the provisions of this Agreement the Backup Servicer shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Backup Servicer, be deemed to be conclusively proved and established by a certificate signed by one of the Servicer's officers, and delivered to the Backup Servicer and such certificate, in the absence of gross negligence or bad faith on the part of the Backup Servicer, shall be full warrant to the Backup Servicer of any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

         The Backup Servicer, in its capacity as such, may consult with counsel and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

         The Backup Servicer, in its capacity as such, shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.

         The Backup Servicer, in its capacity as such, may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed.

         Section 4.19 Retention of Servicer. OSHC hereby covenants and agrees to act as Servicer under this Agreement until such time as the Class A Note Agent, acting at the direction of a majority of the Percentage Interests in of the Notes, delivers notice to OSHC that OSHC has been terminated as Servicer hereunder. The Class A Note Agent may deliver such notice at any time and for any reason. OSHC hereby agrees that, as of the date hereof and until and unless the Class A Note Agent delivers notice of termination, OSHC shall be bound to continue as the Servicer subject to and in accordance with the other provisions of this Agreement.

         Section 4.20 Advances by the Servicer.

         Not later than the close of business on the Business Day prior to each Payment Date, the Servicer may, at its option, remit to the Indenture Trustee for deposit in the Note Account an amount to be distributed on such Payment Date pursuant to Section 3.2, equal to the amount due and payable on each Receivable through the related Payment Date, but not received as of the close of business on the last day of the related Collection Period or, with respect to any newly originated Receivable, interest accrued thereon for the period from the date of origination to the Due Date related to such Payment Date; such amount being defined herein as the "Delinquency Advance". Notwithstanding anything herein to the contrary, no Delinquency Advance shall be made hereunder if the Servicer determines in its good faith business judgment, that such Delinquency Advance would, if made, constitute a Nonrecoverable Advance.

         Section 4.21 Servicing Advances. If any Obligor is in default in the payment of premiums on its Standard Hazard Insurance Policy or Policies or if any Obligor is in default in the payment of personal property taxes or real estate taxes due in respect of its Manufactured Home or Mortgaged Property, the Servicer may pay such premiums or taxes out of its own funds. If any Obligor is in default in the payment of premiums on its Standard Hazard Insurance Policy or Policies and coverage is not provided in respect of the related Asset under a blanket policy maintained by the Servicer, or if any Obligor is in default in the payment of personal property taxes or real estate taxes due in respect of its Manufactured Home or Mortgaged Property, the Servicer may pay such premiums or taxes out of its own funds in a timely manner, as Servicing Advances, unless the Servicer, in its reasonable judgment, determines that any such Servicing Advance would be a Non-Recoverable Advance. In addition, the Servicer may pay in a timely manner, as Servicing Advances, any and all personal property taxes and real estate taxes due in respect of any Repo Property or REO Property it holds on behalf of the Issuer and all premiums for any Standard Hazard Insurance Policy maintained for such Repo Property or REO Property (except as similar coverage may be provided under a blanket policy maintained by the Servicer) unless the Servicer, in its reasonable judgment, determines that any such Servicing Advance would be a Non-Recoverable Advance.

         Section 4.22 Recovery of Advances. The Servicer shall be entitled to reimbursement for any Delinquency Advances or Servicing Advances made by it in respect of any Receivable out of subsequent collections in respect of the Receivables, including late collections from the related Obligor or from Insurance Proceeds, Liquidation Proceeds or a Loan Purchase Price recovered by it in respect of such Receivable ("Related Proceeds") and shall be entitled to reimburse itself for unreimbursed Delinquency Advances and Servicing Advances made that have become Non-Recoverable Advances in accordance with Section 3.2.

         Section 4.23 Continuation of Servicing. Upon any sale or other disposition of some or all of the Receivables by the Indenture Trustee following an Event of Default under the Indenture, if requested by the Indenture Trustee (acting at the direction of the Majority Noteholders) in writing, the Servicer will continue to service such Receivables in accordance with the terms hereof in consideration for continued payment of the Servicing Fee to the Servicer in accordance with the terms hereof.

                                END OF ARTICLE IV

                                   ARTICLE V

           THE SELLER, THE DEPOSITOR, THE TRANSFEROR AND THE SERVICER

         Section 5.1 Liability. The Seller, the Depositor, the Transferor, the Servicer and, except if the servicing rights and obligations of the OAC, as Subservicer, pursuant to the OAC Subservicing Agreement have terminated, OAC, as Subservicer, shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Seller, the Depositor or the Servicer, as the case may be herein.

         Section 5.2 Merger or Consolidation. Any Person into which the Depositor, the Transferor, the Seller, the Servicer or OAC, as Subservicer, may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Depositor, the Transferor, the Seller the Servicer or OAC, as Subservicer, shall be a party, or any Person succeeding to the business of the Depositor, the Transferor, the Seller, the Servicer or OAC, as Subservicer, shall be the successor of the Depositor, the Seller, the Transferor, the Servicer or OAC, as Subservicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor Servicer shall satisfy all the requirements of Section 6.2(a) with respect to the qualifications of a successor Servicer; provided, further, however, that the Majority Noteholders shall have consented in writing to any such merger or consolidation with respect to the Servicer or the Depositor. The Depositor, the Seller, the Transferor, the Servicer or OAC, as Subservicer, shall provide the Class A Note Agent with 30 days' prior notice of any such merger or consolidation.

         Section 5.3 Limitation on Liability of the Servicer and Others. Neither the Servicer, OAC, as Subservicer, the Seller, the Depositor, the Transferor nor any of their respective directors or officers or employees or agents shall be under any liability to the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Owners for any action taken or for refraining from the taking of any action by such Person in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Seller, the Depositor or the Transferor or any of their respective directors or officers or employees or agents against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder and that this provision shall not protect the Servicer or OAC, as Subservicer, or any of their respective directors or officers or employees or agents against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         Section 5.4 Servicer Not to Resign. Subject to the provisions of Sections 4.19 and 5.2, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) the Servicer has proposed a successor servicer to the Indenture Trustee and the Owners in writing and such proposed successor servicer is reasonably acceptable to the Majority Noteholders; provided, however, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Backup Servicer shall have assumed the Servicer's responsibilities and obligations hereunder or the Indenture Trustee shall have designated a successor servicer in accordance with Section
6.2. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 6.1 and 6.2 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee.

         Section 5.5 Delegation of Duties. In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 4.1. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 5.4. The Servicer shall provide the Indenture Trustee and the Backup Servicer with written notice prior to the delegation of any of its duties to any Person other than any of the Servicer's Affiliates or their respective successors and assigns.

         Section 5.6 Indemnification of the Issuer by the Servicer. The Servicer shall indemnify and hold harmless the Issuer, the Owners, the Custodian and the Indenture Trustee for the benefit of the Owners and their respective officers, directors, agents and employees from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Servicer's willful misfeasance, bad faith or gross negligence in the performance of its activities in servicing or administering the Receivables pursuant to this Agreement, including, but not limited to, any judgment, award, settlement, reasonable fees of counsel of its selection and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Servicer's willful misfeasance, bad faith or gross negligence. Any such indemnification shall not be payable from the assets of the Issuer. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The provisions of this Section
5.6 shall survive termination of the Agreement or the earlier of the resignation or removal of the Indenture Trustee. To the Extent not paid in accordance with
Article VIII of the Trust Agreement, the Seller shall be secondarily liable for amounts owing under such Article VIII.

                                   ARTICLE VI

                                     DEFAULT

         Section 6.1 Servicer Termination Events.

                  (a) If any one of the following events ("Servicer Termination Events") shall occur and be continuing:

                           (i) The failure by the Servicer to deposit in the Note Account any deposit required to be made by it under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which such deposit is required to be made; or

                           (ii) The failure by the Servicer or, prior to the termination of the OAC Subservicing Agreement, OAC, duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement or the OAC, as Subservicer, pursuant to the OAC Subservicing Agreement, as applicable, which failure continues unremedied for a period of 30 days, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer or OAC, as Subservicer, as applicable, by the Indenture Trustee or to the Servicer or OAC, as Subservicer, as applicable, and the Indenture Trustee by any holder of a Note evidencing an aggregate undivided interest in the Notes of a Percentage Interest of at least 25%; or

                           (iii) The entry against the Servicer, the Seller (if an Affiliate of the Servicer) or, prior to the termination of the OAC Subservicing Agreement, OAC, of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs and the failure of such decree or order to be discharged or stayed for 60 days; or

                           (iv) The Servicer, the Seller (if an Affiliate of the Servicer) or, prior to the termination of the OAC Subservicing Agreement, OAC, shall, after November 15, 2002, voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or the Seller or of or relating to all or substantially all of its property, or the Servicer or the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

                           (v) So long as the Seller is the Servicer or an Affiliate of the Servicer, any failure of the Seller to repurchase any Receivable as required by Section 2.4; or

                           (vi) Any of the Servicer, prior to the termination of the OAC Subservicing Agreement, OAC, or the Depositor shall consolidate or merge with or into any other Person; or

                           (vii) Any default, after the Closing Date, of a payment or performance obligation under any other loan facility, debt instrument or any similar financing arrangement (such facility, instrument or financing arrangement to be an obligation of $10,000,000 or greater) of the Servicer or, prior to the termination of the OAC Subservicing Agreement, OAC, and the lapse of all relevant grace periods thereunder if the effect of the default is to cause, or permit the holders of such obligation to cause, such loan facility, debt instrument or any similar financing arrangement to become due and payable; or

                           (viii) [Intentionally deleted]; or

                           (ix) There shall have occurred any material adverse change in the operations of the Servicer since the Closing Date, or any other event shall have occurred which materially affects the Servicer's ability to either collect the Receivables or to perform under this Agreement; or

                           (x) An Event of Default shall have occurred and be continuing under the Indenture.

                  (b) then, and in each and every such case, so long as a Servicer Termination Event shall not have been remedied within the applicable grace period, the Indenture Trustee shall, at the direction of the Majority Noteholders, by notice then given in writing to the Servicer, terminate all of the rights and obligations of the Servicer as servicer under this Agreement. Any such notice to the Servicer shall also be given to the Seller, the Issuer, the Depositor and the Backup Servicer. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Receivables or otherwise, shall pass to and be vested in the Backup Servicer pursuant to and under this Section; and, without limitation, the Backup Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Receivable and related documents or otherwise. The Servicer agrees to cooperate with the Backup Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Backup Servicer for the administration by it of all cash amounts that shall at the time be held by the Servicer and to be deposited by it in the Note Account, or that have been deposited by the Servicer in the Note Account or thereafter received by the Servicer with respect to the Receivables. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Files to the successor servicer and amending this Agreement to reflect such succession as servicer pursuant to this Section shall be paid by the Servicer (or if the Servicer is the Backup Servicer, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

         Section  6.2 Trustee to Act; Appointment of Successor.

                  (a) On and after the time the Servicer receives a notice of termination pursuant to Section 6.1 or 5.4, the Backup Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on and after its succession. As compensation therefor, the Backup Servicer shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, if the Backup Servicer is legally unable so to act, the Indenture Trustee shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or contract servicer having a net worth of not less than $50,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. In the event that JPMorgan Chase Bank, as Backup Servicer, is legally unable to act as Servicer under this Agreement and another entity is appointed as successor servicer under this Section, JPMorgan Chase Bank shall have no further obligation to perform the obligations of Servicer or Backup Servicer under this Agreement. Pending appointment of a successor to the Servicer hereunder, unless the Backup Servicer is prohibited by law from so acting, the Backup Servicer shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Receivables in an amount equal to the compensation which the Servicer would otherwise have received pursuant to
Section 4.8 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a successor servicer shall not affect any liability of the Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy pursuant to Section 4.5 or to indemnify the Indenture Trustee pursuant to
Section 5.6, nor shall any successor servicer be liable for any acts or omissions of the Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                  (b) Any successor, including the Backup Servicer, to the Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Receivables for the benefit of the Issuer and the Indenture Trustee, for the benefit of the Owners, and (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 4.5.

         Section 6.3 Waiver of Defaults. The Owners of a majority of the Percentage Interests of the Notes (the "Majority Noteholders") may, on behalf of all Owners, waive any events permitting removal of the Servicer as servicer pursuant to this Article VI, provided, however, that the Majority Noteholders may not waive a default in making a required distribution on a Note without the consent of the Owner of such Note. Upon any waiver of a past default, such default shall cease to exist and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

         Section 6.4 Notification to Owners. Upon any termination or appointment of a successor to the Servicer pursuant to this Article VI or Section 5.4, the Indenture Trustee shall give prompt written notice thereof to the Owners at their respective addresses appearing in the Register.

         Notwithstanding anything else herein to the contrary, in no event shall the Indenture Trustee or the Backup Servicer be liable for any servicing fee or for any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any successor

Servicer to act as successor Servicer under this Agreement and the transactions set forth or provided for herein.

                                END OF ARTICLE VI

                                  ARTICLE VII

                                  TERMINATION

         Section 7.1 Termination. This Agreement will terminate upon notice to the Indenture Trustee of the later of (i) the satisfaction and discharge of the Indenture pursuant to Section 4.1 of the Indenture or (ii) the disposition of all funds with respect to the last Receivable and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Indenture Trustee, the Custodian, the Owner Trustee and the Issuer.

                               END OF ARTICLE VII

                                  ARTICLE VIII

                                  MISCELLANEOUS

         Section 8.1 Acts of Owners. Except as otherwise specifically provided herein, whenever Owner action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Owners if the Majority Noteholders agree to take such action or give such consent or approval.

         Section 8.2 Recordation of Agreement. To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Owners' expense on direction of the Majority Noteholders, but only when accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of the Owners or is necessary for the administration or servicing of the Receivables.

         Section 8.3 Duration of Agreement. This Agreement shall continue in existence and effect until terminated as herein provided.

         Section 8.4 Successors and Assigns. All covenants and agreements in this Agreement by any party hereto shall bind its successors and assigns, whether so expressed or not.

         Section 8.5 Severability. In case any provision in this Agreement or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 8.6 Governing Law; Submission to Jurisdiction.

                  (a) This Agreement and each Note shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

                  (b) The parties hereto hereby irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it or in connection with this Agreement or any of the related documents or the transactions contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court. The parties hereto agree that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts.

                  (c) Nothing contained in this Agreement shall limit or affect the right of the Depositor, the Transferor, the Issuer, the Seller or the Servicer or third-party beneficiary hereunder, as the case may be, to start legal proceedings relating to any of the Receivables against any Obligor in the courts of any jurisdiction.

         Section 8.7 Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 8.8 Amendment. The Indenture Trustee, the Custodian, the Depositor, the Issuer, the Seller and the Servicer, may at any time and from time to time, with the prior written consent of the Majority Noteholders, amend this Agreement, and the Indenture Trustee shall consent to the amendment for the purposes of (i) curing any ambiguity, (ii) correcting or supplementing any provisions of this Agreement which are inconsistent with any other provisions of this Agreement or adding provisions to this Agreement which are not inconsistent with the provisions of this Agreement, or (iii) adding any other provisions with respect to matters or questions arising under this Agreement. Notwithstanding anything to the contrary, no such amendment shall (A) change in any manner the amount of, or delay the timing of, payments which are required to be distributed to any Owner without the consent of the Owner of such Note or (B) change the percentages of Percentage Interest which are required to consent to any such amendments, without the consent of the Owners of all Notes then outstanding.

         Prior to the execution of any amendment to this Agreement, the Indenture Trustee and the Backup Servicer shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to such execution and delivery have been satisfied. The Indenture Trustee and the Backup Servicer may, but shall not be obligated to enter into any such amendment which affects the Indenture Trustee's and the Backup Servicer's own rights, duties or immunities under this Agreement.

         Section 8.9 Specification of Certain Tax Matters. Each Owner shall provide the Indenture Trustee with a completed and executed Form W-8IMY, W-9, W-8EXP, W-8ECI or W-8BEN (or any successor form), as applicable, prior to purchasing a Note. The Indenture Trustee shall comply with all requirements of the Code, and applicable state and local law, with respect to the withholding from any distributions made to any Owner of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         Section 8.10 Notices. Except as provided below, all communications and notices provided for hereunder shall be in writing (including bank wire, telex, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other party at its address or telecopy number set forth below or at such other address or telecopy number as such party may hereafter specify for the purpose of notice to such party. All notices hereunder shall be given as follows, until any superseding instructions are given to all other Persons listed below:

         The Indenture Trustee
         Backup Servicer            JPMorgan Chase Bank
                                    4 New York Plaza, Floor 6
                                    New York, NY 10004
                                    Attention: Institutional Trust Services
                                    Telecopier No.:

         Custodian:                 JPMorgan Chase Bank
                                    1111 Fannin Street, 12th floor
                                    Houston, TX 77002
                                    Attention: Custody Manager
                                    Telecopier No.: 713-427-6420

         The Issuer:                OMI Note Trust 2003-A
                                    c/o Wilmington Trust Company
                                    Rodney Square North
                                    1100 N. Market Street
                                    Wilmington, DE 19890
                                    Attention: Corporate Trust Administration/
                                    OMI Note Trust 2003-A
                                    Telecopier No.: (302) 636-4140

         The Depositor:             Oak Leaf Holdings, LLC
                                    7800 McCloud Road
                                    Greensboro, NC 27409-9634
                                    Attention:  Treasurer
                                    Telecopier No.: (336) 664-3224

                                    and

                                    P.O. Box 27081
                                    Greensboro, NC 27425-7081

         The Transferor:            Ginkgo Corporation
                                    c/o Lord Securities Corporation
                                    48 Wall Street, 27th Floor
                                    New York, NY 10005
                                    Attention: Orlando Figueroa, Vice President
                                    Telecopier No.: (212) 346-9012

         The Subservicer
         and Seller:                Oakwood Acceptance Corporation, LLC
                                    7800 McCloud Road
                                    Greensboro, NC 27409-9634

                                    Attention: Treasurer
                                    Telecopier No.: (336) 664-3224

                                    and

                                    P.O. Box 27081
                                    Greensboro, NC 27425-7081

         The Servicer:              Oakwood Servicing Holdings Co., LLC
                                    7800 McCloud Road
                                    Greensboro, NC 27409-9634
                                    Attention: Treasurer
                                    Telecopier No.: (336) 664-3224

                                    and

                                    P.O. Box 27081
                                    Greensboro, NC 27425-7081

         Section 8.11 Benefits of Agreement. Nothing in this Agreement or in the Notes, expressed or implied, shall give to any Person, other than the Owners, the Owner Trustee and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

         Section 8.12 Legal Holidays. In any case where the date of any Payment Date, any other date on which any distribution to any Owner is proposed to be paid, or any date on which a notice is required to be sent to any Person pursuant to the terms of this Agreement shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Agreement) payment or mailing need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Payment Date, or such other date for the payment of any distribution to any Owner or the mailing of such notice, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

         Section 8.13 No Petition. The Indenture Trustee, the Custodian, the Depositor, the Seller and the Servicer, by entering into this Agreement, and each Owner, by accepting a Note, hereby covenant and agree that they will not institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Agreement or any of the Operative Documents for one year and one day after the payment in full of the Notes.

         Section 8.14 Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein or in any other Operative Document to the contrary, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington

Trust Company, not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer and the Trust Estate, and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

                               END OF ARTICLE VIII

         IN WITNESS WHEREOF, the Issuer, the Depositor, the Seller, the Servicer, the Subservicer, the Backup Servicer, the Custodian and the Indenture Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                    OMI NOTE TRUST 2003-A

                                    By:      Wilmington Trust Company, not
                                             individually, but solely in its
                                             capacity as Owner Trustee

                                    By:      ___________________________________
                                    Name:    ___________________________________
                                    Title:    __________________________________

                                    GINKGO CORPORATION,
                                           as Transferor

                                    By:      ___________________________________
                                    Name:    ___________________________________
                                    Title:   ___________________________________

                                    OAK LEAF HOLDINGS, LLC,
                                            as Depositor

                                    By:      ___________________________________
                                    Name:    ___________________________________
                                    Title:   ___________________________________

                                    OAKWOOD ACCEPTANCE CORPORATION, LLC,
                                            as Seller and Subservicer

                                    By:      ___________________________________
                                    Name:    ___________________________________
                                    Title:   ___________________________________

                                    OAKWOOD SERVICING HOLDINGS CO., LLC,
                                            as Servicer

                                    By:      ___________________________________
                                    Name:    ___________________________________
                                    Title:   ___________________________________

                                    JPMORGAN CHASE BANK, as
                                      Backup Servicer, Indenture Trustee, and
                                      Custodian

                                    By:      ___________________________________
                                    Name:    ___________________________________
                                    Title:   ___________________________________

                                     - S-1 -

STATE OF                            )

                                    ):  ss.:

COUNTY OF                           )


         On the ____ day of January, 2003, before me, a notary public in and for the State of _______, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he/she resides at _________________________; that he/she is ________________________ of Oakwood
Acceptance Corporation, LLC, a Delaware limited liability company; one of the parties that executed the foregoing instrument; that he/she knows the seal of said company; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

NOTARIAL SEAL

                                        ______________________________
                                                 Notary Public

Notary Public, State of __________

My Commission Expires:

                                     - N-1 -

STATE OF                            )

                                    ):  ss.:

COUNTY OF                           )


         On the ____ day of January, 2003, before me, a notary public in and for the State of _______, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he/she resides at _________________________; that he/she is ________________________ of Oakwood
Servicing Holdings Co., LLC, a Nevada limited liability company; one of the parties that executed the foregoing instrument; that he/she knows the seal of said company; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the members or board of managers of said company; and that he/she signed his/her name thereto by like order.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

NOTARIAL SEAL

                                        ______________________________
                                                 Notary Public

Notary Public, State of __________

My Commission Expires:

                                     - N-2 -

STATE OF                            )

                                    :  ss.:

COUNTY OF                           )


         On the ____ day of January, 2003, before me, a notary public in and for the State of _______, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at _________________________; that he is ________________ of Ginkgo Corporation, a
Delaware corporation; one of the parties that executed the foregoing instrument; that he/she knows the seal of said company; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

NOTARIAL SEAL

                                                  Notary Public

Notary Public, State of __________

My Commission Expires:

                                     - N-3 -

STATE OF                            )

                                    :  ss.:

COUNTY OF                           )

         On the ____ day of January, 2003, before me, a notary public in and for the State of _______, personally appeared _________________, known to me who, being by me duly sworn, did depose and say that he resides at _________________________; that he is ____________________ of Wilmington Trust
Company, a Delaware banking corporation; one of the parties that executed the foregoing instrument and that he/she signed his/her name thereto by like order..

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

NOTARIAL SEAL

                                                 Notary Public

Notary Public, State of __________

My Commission Expires:

                                     - N-4 -

STATE OF                            )

                                    :  ss.:

COUNTY OF                           )


         On the ____ day of January, 2003, before me, a notary public in and for the State of _______, personally appeared ________________, known to me who, being by me duly sworn, did depose and say that he resides at _________________________; that he is _________________ of JPMorgan Chase Bank, a New York banking corporation; one of the parties that executed the foregoing instrument; that he/she knows the seal of said company; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order..

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

NOTARIAL SEAL

                                                 Notary Public

Notary Public, State of __________

My Commission Expires:

                                     - N-5 -

STATE OF                            )

                                    :  ss.:

COUNTY OF                           )


         On the ____ day of January, 2003, before me, a notary public in and for the State of _______, personally appeared ________________, known to me who, being by me duly sworn, did depose and say that he resides at _________________________; that he is _________________ of Oak Leaf Holdings,
LLC, a Delaware limited liability company; one of the parties that executed the foregoing instrument; that he/she knows the seal of said company; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the members or board of managers of said company; and that he/she signed his/her name thereto by like order.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

NOTARIAL SEAL

                                                 Notary Public

Notary Public, State of __________

My Commission Expires:

                                     - N-6 -

                                   SCHEDULE I

                             SCHEDULE OF RECEIVABLES

         A copy of this Schedule is maintained by the Indenture Trustee at the Corporate Trust Office.

                                     - I-1 -

                                   SCHEDULE II

                                  LOCK-BOX BANK

         Wachovia Bank National Association
         (formerly First Union National Bank)

         Account Numbers: 2000000733346 and 2000000733605

                                    - II-1 -

                                    EXHIBIT A

                             FORM OF MONTHLY REPORT

                                    - A-1 -

                                    EXHIBIT B

                             __________________________

                                [January __, 2003


[Indenture Trustee]

[address]

Re:      OMI Note Trust 2003-A Asset Backed Notes,
         Series 2003-A

Ladies and Gentlemen:

         This is to advise you that the officers listed on the attached schedule are Servicing Officers as such term is defined in Article I of the Sale and Servicing Agreement, dated as of January 23, 2003 (the "Agreement"), among you, as Indenture Trustee, Backup Servicer and Custodian, OMI Note Trust 2003-A, as Issuer, Ginkgo Corporation, as Transferor, Oak Leaf Holdings, LLC, as Depositor, and the undersigned, as Seller and Servicer and relating to the above-referenced Notes, and such officers are authorized to take all action and sign all documents described in the Agreement. The list of Servicing Officers may be amended from time to time by delivery to you of an amended schedule.

                                    Very truly yours,

                                    ______________________________________

                                    By:      ___________________________________
                                    Name:    ___________________________________
                                    Title:   ___________________________________

                                    - B-2 -

                           LIST OF SERVICING OFFICERS

                                January 23, 2003

Name                                    Title                                Signature
----                                    -----                                ---------

                                                               ______________________________________

                                                               ______________________________________

                                                               ______________________________________

                                                               ______________________________________


                                    - B-3 -

                                    Exhibit D

                              FORM OF LIEN RELEASE

                               _____________, 20__

OMI Note Trust 2003-A
c/o Wilmington Trust Company
Rodney Square North
1100 N. Market Street
Wilmington, DE 19890
Attention: Corporate Trust Administration/
OMI Note Trust 2003-A
Telecopier No.: (302) 636-4140

Oakwood Acceptance Corporation, LLC
7800 McCloud Road
Greensboro, NC 27409-9634

Oakwood Servicing Holdings Co., LLC
7800 McCloud Road
Greensboro, NC 27409-9634

Oak Leaf Holdings, LLC
7800 McCloud Road
Greensboro, NC 27425-7081

JPMorgan Chase Bank,
as Custodian under the Custodial Agreement referred to below
4 New York Plaza, Floor 6
New York, NY 10004

Ladies and Gentlemen:

         Reference is hereby made to (1) the Indenture (as such agreement may be amended, restated, supplemented or modified from time to time, the "Agreement"), dated as of January 23, 2003, between OMI Note Trust 2003-A (the "Issuer") and the undersigned Indenture Trustee, and (2) the Custodial Agreement, dated as of January 23, 2003, among the Issuer , the Note Agent, Oakwood Acceptance Corporation and JPMorgan Chase Bank, as custodian (in such capacity, the "Custodian") and Indenture Trustee, and the other persons from time to time parties thereto.

         The undersigned, as the Indenture Trustee, hereby confirms that it consents to the release from the security interest created by the Agreement relating to the Contracts and Mortgage Loans identified on the schedule attached hereto (the "Released Receivables").

                                    - D-1 -

         In accordance with section 3 of the Custodial Agreement, the undersigned hereby releases the Released Receivables, as well as all related Documents and all proceeds of such Released Receivables and Documents, and any other documents, rights or items of property relating to the Released Receivables heretofore included in the collateral covered by the Agreement, from the security interest that was granted in such items of Collateral to the Indenture Trustee pursuant to the Agreement, and that, from the date of delivery of this letter to you in accordance with the terms of the Custodial Agreement henceforward, such Contracts and Mortgage Loans do not and shall not constitute Contracts and Mortgage Loans held under the provisions of the Custodial Agreement. Notwithstanding anything herein to the contrary, in the event this letter hereinabove refers to the Released Receivables as those identified on schedule attached hereto, and such schedule is not so attached, this release is without effect and such Released Receivables remain subject to the security interest granted under the Agreement unless and until such a schedule is prepared and attached hereto.

         In addition, notwithstanding (1) the UCC-1 Financing Statement filed on ___________, 2003 with the Delaware Secretary of State bearing file number
______, (2) the UCC-1 Financing Statement filed on ___________, 2003 with the Delaware Secretary of State bearing file number ______, (3) the UCC-1 Financing Statement filed on ___________, 2003 with the Delaware Secretary of State bearing file number ______, and (4) the UCC-1 Financing Statement filed on ___________, 2003 with the Delaware Secretary of State bearing file number
______ (collectively with any further financing statements filed relating to such UCC-1 Financing Statements, the "Financing Statements"), the undersigned, as secured party or assignee of the secured party pursuant to each of the Financing Statements, acknowledges that neither the Released Receivables, nor any document or collateral relating to any of such Released Receivables, is now or hereafter will be collateral subject to any of the Financing Statements.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement, or, if not defined therein, in the Custodial Agreement.

                                    Sincerely yours,

                                    _____________________, as Indenture Trustee

                                    By:      ___________________________________

                                    Name:    ___________________________________

                                    Title:   ___________________________________

                                    - D-2 -

                                Table of Contents

                                                                       Page
                                                                       ----
SCHEDULE I        SCHEDULE OF RECEIVABLES
SCHEDULE II       CREDIT AND COLLECTION POLICY
SCHEDULE III      LOCK-BOX BANKS
SCHEDULE IV       TRADENAMES, ETC.
EXHIBIT A         FORM OF MONTHLY REPORT
EXHIBIT B         LIST OF SERVICING OFFICERS
EXHIBIT C         FORM OF BORROWING BASE CERTIFICATE
EXHIBIT D         FORM OF LIEN RELEASE
EXHIBIT E         FORM OF SERVICER EXTENSION NOTICE

                                       i